UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material under §240.14a-12
Certara, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒   No fee required
☐   Fee paid previously with preliminary materials
☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dear Fellow Stockholder,

On behalf of the Board of Directors and management of Certara, Inc., I cordially invite you to attend our 2025 Annual Meeting of stockholders on Wednesday, May 21, 2025, at 9:00 a.m. (Eastern Time). The 2025 Annual Meeting will be a virtual meeting of stockholders. You will be able to attend the 2025 Annual Meeting, vote your shares electronically and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/CERT2025. Stockholders will be able to listen, vote, and submit questions from their home or any location with internet connectivity.
To participate in the meeting, you must have the 16-digit number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card if you elected to receive proxy materials by mail. The notice of meeting and proxy statement that follow describe the business that we will consider at the meeting.
We hope that you will be able to attend the meeting via our live webcast. However, regardless of whether you attend the meeting, your vote is very important. We are pleased to again offer multiple options for voting your shares. You may vote by telephone, via the internet, by mail or through our live webcast of the 2025 Annual Meeting, as described in this Proxy Statement.
WILLIAM F. FEEHERY Chief Executive Officer
Thank you for your continued support.
Sincerely,
William F. Feehery
Chief Executive Officer
April 8, 2025
4 Radnor Corporate Park, Suite 350, Radnor, PA 19087

PROXY STATEMENT
NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
Summary:

MEETING DATE May 21, 2025	TIME 9:00 a.m. Eastern Time	WEBCAST www.virtualshareholdermeeting.com/CERT2025
The 2025 Annual Meeting of Stockholders of Certara, Inc. will be held on Wednesday, May 21, 2025, at 9:00 a.m. Eastern Time. You can attend the 2025 Annual Meeting via the internet, vote your shares electronically and submit your questions during the 2025 Annual Meeting, by visiting www.virtualshareholdermeeting.com/CERT2025. You will need to have your 16-digit control number included in your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) to join the 2025 Annual Meeting. We encourage you to allow ample time for online check-in, which will begin at 8:45 a.m. For further information on how to participate in the meeting, please see “2025 Annual Meeting Information.”
The 2025 Annual Meeting will be held to consider and vote upon the following proposals:
PROPOSALS
1	Election of Class II directors: Eran Broshy, Cynthia Collins, John Reynders and Matthew Walsh.
2	Ratification of the appointment of RSM US LLP (“RSM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
3	Non-binding advisory vote to approve the compensation of our named executive officers for the most recently completed fiscal year.
This Proxy Statement and accompanying proxy card are first being made available on or about April 8, 2025. Only stockholders of record on March 28, 2025 may vote during the meeting. A list of these stockholders will be open for examination by any stockholder for any purposes germane to the 2025 Annual Meeting for a period of 10 days prior to the meeting by contacting our Investor Relations department at ir@certara.com and during the 2025 Annual Meeting at www.virtualshareholdermeeting.com/CERT2025.
Please note that if you held common stock on March 28, 2025 in “street name” (that is, through a broker, bank or other nominee), you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, bank or other nominee how to vote your shares. You will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares of common stock voted.
Your vote is important to us. Even if you plan on participating in the 2025 Annual Meeting virtually, we recommend that you vote as soon as possible by telephone, by internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.
Sincerely,
Daniel D. Corcoran
Senior Vice President and General Counsel
Radnor, PA
April 8, 2025
4 Radnor Corporate Park, Suite 350, Radnor, PA 19087

Proxy Statement Summary	1
Voting Matters and Board Recommendations	1
Voting Methods	1
Company Overview	2
Director Nominees	2
2025 Annual Meeting Information	3
Proxy Statement Materials	3
Frequently Asked Questions About the 2025 Annual Meeting	3
Board and Governance Practices	9
Overview	9
Corporate Governance Guidelines	9
Director Independence	9
Our Board of Directors	9
Background and Experience of Directors	11
Board Leadership Structure	12
Board Self-Assessment	13
Board Meetings	13
Board Committees	13
Risk Oversight	14
Sustainability	14
Insider Trading Policy	15
Clawback Policy	15
Board Committee Functions and Responsibilities	15
Succession Planning	17
Code of Conduct	17
Stock Ownership Requirements	17
Communications With Our Board	17
Director Compensation	18
Proposal 1 — Election of Class II Directors	20
Votes Required For Approval	20
Nominees For Election For a Three-Year Term Expiring at the 2028 Annual Meeting	21
Continuing Directors in Office for a Term Expiring at the 2026 Annual Meeting	24
Continuing Directors in Office for a Term Expiring at the 2027 Annual Meeting	26
Proposal 2 — Ratification of the Appointment of RSM US LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025	28
Votes Required For Approval	28
Audit Committee Matters	29
Services and Fees for 2024 and 2023	29
Audit Committee Pre-Approval Process	29
Report of the Audit Committee	30

PROXY STATEMENT SUMMARY
This summary highlights selected information in the proxy statement. Please review the entire proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, before voting.
VOTING MATTERS AND BOARD RECOMMENDATIONS

Voting Matters — 2025 Proposals	Board Recommends:
Proposal 1: Election of Class II directors named herein.	FOR each nominee
Proposal 2: Ratification of the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	FOR
Proposal 3: Non-binding advisory vote to approve the compensation of our named executive officers for the most recently completed fiscal year.	FOR
VOTING METHODS

INTERNET Visit www.proxyvote.com. You will need the 16-digit number included in your proxy card, voting instruction form or notice.
TELEPHONE Call 1-800-690-6903 or the number on your voting instruction form. You will need the 16-digit number included in your proxy card, voting instruction form or notice.
MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope.

VIA WEBCAST DURING THE 2025 ANNUAL MEETING
Visit www.virtualshareholdermeeting.com/CERT2025. You will need the 16-digit number shown on your proxy card, voting instruction form, or notice. Online access begins at 8:45 a.m. Eastern Time.

2025 PROXY STATEMENT   |   1

PROXY STATEMENT SUMMARY
COMPANY OVERVIEW

Certara, Inc., incorporated on June 27, 2017, is a Delaware corporation, with its executive offices located at 4 Radnor Corporate Center, Suite 350, Radnor, PA 19087. In this Proxy Statement the words “Certara,” the “Company,” “we,” “us,” or “our” refer to Certara, Inc. and include all of its consolidated subsidiaries, unless otherwise indicated or the context requires otherwise. References to the “Board” refer to our Board of Directors. Our common stock is listed on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “CERT.”
We are a global leader in biosimulation technology and solutions for using Model-Informed Drug Development (“MIDD”) in the global biopharmaceutical industry. MIDD is an approach that utilizes biological and statistical models derived from preclinical and clinical data to inform decision-making in drug development and commercialization. Biosimulation is a critical component of MIDD that uses computer-aided mathematical simulation of biological processes and systems to understand the action of a drug in a human body or a population of humans.
Biosimulation and MIDD can increase the probability of success in bringing a new drug to market and decrease the costs of drug development. There are many examples of currently approved drugs where models were successfully used in discovery, preclinical, first-in-human dose predictions, clinical trial design, and for drug interaction label claims. Biosimulation is also used to support drug development beyond the approval stage; examples include determining formulation or manufacturing changes and label extensions. In addition, MIDD strategies are increasingly utilized to help predict commercial success, a critical part of the drug development process as new products must be both approved by regulators and adopted by the market.
DIRECTOR NOMINEES

The Board has nominated the following persons as our four Class II director candidates:
Eran Broshy
Cynthia Collins
John Reynders
Matthew Walsh
The director candidates have been nominated for a three-year term to expire at the 2028 Annual Meeting of the Company’s stockholders and once their successors have been duly elected and qualified. Detailed information about each nominee’s background, skills and qualifications can be found under “Proposal 1  —  Election of Class II Directors Named Herein.”

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PROXY STATEMENT
2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2025
2025 ANNUAL MEETING INFORMATION
PROXY STATEMENT MATERIALS

These proxy materials are being provided in connection with the solicitation of proxies by our Board of Directors for the 2025 Annual Meeting of Stockholders, which will be conducted via live webcast on Wednesday, May 21, 2025, at 9:00 a.m. Eastern Time. You can attend the 2025 Annual Meeting via the internet by visiting www.virtualshareholdermeeting.com/CERT2025. This Proxy Statement and accompanying proxy card are first being made available on or about April 8, 2025. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”), including audited financial statements, is being sent simultaneously with this Proxy Statement to each stockholder who requested paper copies of these materials and will also be available at www.proxyvote.com. Unless otherwise indicated, references to the “2024 fiscal year” and the “year ended December 31, 2024” refer to our fiscal year ended on December 31, 2024.
FREQUENTLY ASKED QUESTIONS ABOUT THE 2025 ANNUAL MEETING

When and where is the 2025 Annual Meeting held?
The 2025 Annual Meeting will take place on Wednesday, May 21, 2025, at 9:00 a.m. Eastern Time. Our 2025 Annual Meeting will be a virtual meeting of stockholders, which will be conducted exclusively by webcast.
How do I attend the 2025 Annual Meeting?
You will be able to attend the 2025 Annual Meeting, vote your shares electronically and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/CERT2025. You will be able to attend the 2025 Annual Meeting from any location with internet connectivity. You will not be able to attend the 2025 Annual Meeting in person.
Who may vote during the 2025 Annual Meeting?
You may vote if you owned shares of our common stock as of March 28, 2025, which is the record date for our 2025 Annual Meeting. You are entitled to one vote on each matter presented at the 2025 Annual Meeting for each share of common stock that you owned on that date. As of March 28, 2025, we had 161,475,707 shares of common stock outstanding (not including treasury shares).
Are all of the Company’s directors standing for election at the 2025 Annual Meeting?
No, only our Class II directors are standing for re-election at this time. Our Class III directors will stand for election in 2026, and our Class I directors will stand for election in 2027.
How do stockholders participate in the virtual meeting?
To participate in the meeting, you must have your 16-digit number that is shown on your Notice of Internet Availability of Proxy Materials (the “Notice”) or on your proxy card if you elected to receive proxy materials by mail. You may access the 2025 Annual Meeting by visiting www.virtualshareholdermeeting.com/CERT2025. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number provided on the virtual meeting login page.

2025 PROXY STATEMENT   |   3

2025 ANNUAL MEETING INFORMATION
Will stockholders be able to participate in the virtual meeting on the same basis stockholders would be able to participate in an in-person 2025 Annual Meeting?
The virtual meeting format for the 2025 Annual Meeting will enable full and equal participation by all our stockholders from any place in the world that has internet connection at little to no cost.
We designed the format of the virtual meeting to ensure that stockholders who attend our 2025 Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. We will take the following steps to ensure such an experience by:
▪
providing stockholders with the ability to submit appropriate questions in advance of the meeting to ensure thoughtful responses from management and the Board of Directors;

▪
providing stockholders with the ability to submit appropriate questions real-time via the meeting website; and

▪
answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting without discrimination.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholder of Record.   If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, LLC (“Broadridge”), you are considered to be the stockholder of record with respect to those shares, and we have sent the Notice directly to you. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote during the live webcast of the 2025 Annual Meeting.
Beneficial Owner.   If your shares are held in a brokerage account or by a bank or other intermediary, you are considered the beneficial owner of shares held in “street name.” In this case, the Notice has been sent to you by your bank, broker, or other nominee who is the stockholder of record for those shares. As the beneficial owner, you have the right to instruct your bank, broker, or other nominee on how to vote. They have provided you with a voting instruction form for this purpose. However, since you are not the stockholder of record, you will not be able to vote these shares during the live webcast of the 2025 Annual Meeting.
How do I vote?
If you plan to attend the 2025 Annual Meeting, you can vote and submit questions during the live webcast. To enter the meeting, you will need the 16-digit number provided on your Notice or your proxy card (if you received a printed copy of the proxy materials). You can vote on shares held in your name as the stockholder of record while the polls are open at www.virtualshareholdermeeting.com/CERT2025 during the meeting.
If your common stock is held in your name, there are three ways for you to vote by proxy:
▪
If you received a paper copy of the proxy materials by mail, mail the completed proxy card in the enclosed return envelope;

▪
Call 1-800-690-6903; or

▪
Log on to the internet at www.proxyvote.com and follow the instructions at that site. The website address for internet voting is also provided on your Notice.

Telephone and internet voting will close at 11:59 p.m. Eastern Time on May 20, 2025. Proxies submitted by mail must be received prior to the meeting. Unless you indicate otherwise on your proxy card, the persons named as your proxies will vote your common stock:
▪
FOR the election of each of the Class II Directors named herein (Proposal 1).

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2025 ANNUAL MEETING INFORMATION
▪
FOR the ratification of the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2).

▪
FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers for the most recently completed fiscal year (Proposal 3).

If your common stock is held in the name of your broker, bank or other nominee, then you should receive separate instructions from the holder of your common stock on how to vote your shares.
Even if you plan to attend the 2025 Annual Meeting via live webcast, we recommend that you vote your common stock in advance as described above so that your vote will be counted if you later decide not to participate in the virtual meeting.
Can my broker vote my shares without instructions from me?
If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you must instruct them how to vote your shares. Please use the voting instruction form provided to you by your brokerage firm, bank, broker-dealer or other similar organization to direct them how to vote your shares. If you do not provide voting instructions, your shares will not be voted on the election of directors or any other proposal on which the brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the brokerage firm, bank, broker-dealer or other similar organization can register your shares as being present at the 2025 Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under applicable rules.
If you are a beneficial owner with shares are held by a brokerage firm, bank, broker-dealer or other similar organization, that institution has discretionary voting authority under applicable rules to vote your shares on the ratification of the appointment of RSM as the Company’s independent registered public accounting firm (Proposal 2), even if do not receive voting instructions from you. However, the institution does not have discretionary authority to vote on the other proposals without your instructions. In these cases, a broker non-vote will occur, and your shares will not be voted on these matters.
How is a quorum determined?
Holders of record of a majority of the voting power of the issued and outstanding shares of capital stock of the Company entitled to vote at the 2025 Annual Meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business at the meeting. Shares that vote with respect to at least one proposal to be considered at the 2025 Annual Meeting, votes to “Withhold” authority on the election of directors, votes to “Abstain,” broker votes and broker non-votes (only when accompanied by broker votes with respect to at least one matter at the meeting) are counted as present and entitled to vote for purposes of determining a meeting quorum. No business may be conducted at the 2025 Annual Meeting if a quorum is not present. Stockholders attending the meeting through the live webcast will be considered present for the purposes of determining a meeting quorum. If a quorum is not present by attendance at the 2025 Annual Meeting or represented by proxy, the stockholders present by attendance at the meeting or by proxy may adjourn the meeting, until a quorum is present. If a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

2025 PROXY STATEMENT   |   5

2025 ANNUAL MEETING INFORMATION
What are the voting requirements to approve each of the proposals?
PROPOSALS		VOTE REQUIRED	BROKER DISCRETIONARY VOTING ALLOWED
1	Election of Class II directors named herein.	Plurality of votes cast for each director nominee (the nominees receiving the most “FOR” votes).	No
2	Ratification of the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	Majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the matter.	Yes
3	Non-binding advisory vote to approve the compensation of our named executive officers for the most recently completed fiscal year.	Majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the matter.	No
With respect to Proposal 1 (Election of Class II Directors named herein), you may vote “For” or “Withhold” with respect to each director nominee. Only votes cast “For” a nominee will be counted in the election of directors. Votes cast to “Withhold” with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees. The individuals receiving the highest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. This means that, once a quorum is established, the four nominees receiving the highest number of votes at the 2025 Annual Meeting will be elected, even if these votes do not constitute a majority of the votes cast. Proxies may not be voted for more than four directors, and stockholders may not cumulate votes in the election of directors. Votes that are “Withheld” with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote “Against” the nominees.
For Proposal 2 (Ratification of the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2025), you may vote “For,” “Against,” or “Abstain.” Abstentions will have the same effect as a vote “Against” this proposal. Proposal 2 is the only proposal on which your broker is entitled to vote your shares if no instructions are received from you. Because Proposal 2 is “routine,” we do not expect that any broker non-votes will occur with respect to such proposal.
With respect to Proposal 3 (Non-binding advisory vote to approve the compensation of our named executive officers for the most recently completed fiscal year), you may vote for “For,” “Against,” or “Abstain.” This proposal requires the favorable vote of the holders of a majority of the voting power of the shares of common stock present in person or represented by proxy at the 2025 Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote “Against” this proposal. Because broker non-votes do not count as shares entitled to vote, they will not affect the outcome of the vote on this proposal.
Shares for which abstentions or broker non-votes occur on any proposal will be counted towards the establishment of a quorum. For additional information regarding the impact of the foregoing on the determination of a quorum for the 2025 Annual Meeting, please see “How is a quorum determined?” above.
Where can I find the voting results?
The preliminary voting results will be announced at the 2025 Annual Meeting, and the final voting results will be reported in a Current Report on Form 8-K, which we will file with the U.S. Securities and Exchange Commission (the “SEC”) within four business days following the 2025 Annual Meeting.

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2025 ANNUAL MEETING INFORMATION
Can I revoke my proxy?
You can revoke your proxy if your common stock is held in your name by:
▪
Filing written notice of revocation before our 2025 Annual Meeting with our Secretary at the address shown on the front of this Proxy Statement;

▪
Signing a proxy card bearing a later date and delivering it before our 2025 Annual Meeting; or

▪
Attending the live webcast and voting online during the 2025 Annual Meeting.

If your common stock is held in the name of your broker, bank or other nominee, please follow the voting instructions provided by the holder of your common stock regarding how to revoke your voting instruction form.
Who participates in and pays for this proxy solicitation?
Our Board of Directors solicits proxies on our behalf, and we will bear the expense of preparing, printing and mailing this Proxy Statement and the proxies we solicit. Proxies may be solicited by mail, telephone, personal contact and electronic means and may also be solicited by directors and officers in person, by the internet, by telephone or by facsimile transmission, without additional remuneration.
The Company will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of our common stock as of the record date, and we will reimburse them for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by the internet or telephone, or by completing and returning the enclosed proxy card (if you received your proxy materials in the mail), will help to avoid additional expense.
Where can I find the Company’s corporate governance materials?
Current copies of our Board’s Corporate Governance Guidelines, Code of Conduct, and the charters for our Audit, Compensation, and Nominating and Corporate Governance Committees are available in the Corporate Governance section of the Investor Relations website at www.ir.certara.com. We are not, however, including the information contained on or available through our website as a part of, or incorporating such information by reference into, this Proxy Statement.
How do I eliminate paper and duplicative materials?
Internet Availability — Pursuant to rules adopted by the SEC, we are providing access to our proxy materials over the internet. Accordingly, we send a Notice to our stockholders unless otherwise instructed. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.
Important Notice — This proxy statement and the Annual Report K are available free of charge on our Investors Relations website at www.ir.certara.com. We will provide by mail, without charge, a copy of the Annual Report at your request. Please direct all inquiries to our Investor Relations Department at Certara, Inc., 4 Radnor Corporate Center, Suite 350, Radnor, PA 19087, or by email at ir@certara.com.
Householding — Householding permits us to mail a single set of proxy materials to any household in which two or more different stockholders reside and are members of the same household or in which one stockholder has multiple accounts. If we household materials for future meetings, then only one copy of the Annual Report and proxy statement will be sent to multiple stockholders who share the same address and last name, unless we have received contrary instructions from one or more of those stockholders. In addition, we have been notified that certain intermediaries (i.e., brokers, banks or other nominees) will household proxy materials for the 2025 Annual Meeting. If you wish to receive a separate copy of the Annual Report and proxy statement or of future annual reports and proxy statements, you may contact our Investor Relations Department by mail at Certara, Inc.,

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2025 ANNUAL MEETING INFORMATION
Attention: Investor Relations, 4 Radnor Corporate Center, Suite 350, Radnor, PA 19087, or email at ir@certara.com. You can also contact your broker, bank or other nominee to make a similar request. If we did not household your proxy materials for the 2025 Annual Meeting but you would like us to do so in the future, please contact our Investor Relations Department by mail or email as listed above.
Information Not Incorporated by Reference
We are not including any information from our corporate website or other websites we may maintain, nor are we incorporating such information by reference into, this Proxy Statement.
Who is our transfer agent?
Broadridge serves as the transfer agent for Certara’s common stock. You can contact Broadridge at (844) 998-0339 or via email at shareholder@broadridge.com. If you are a registered stockholder with questions about your account or need to report a change in your name or address, please reach out to Broadridge using the contact details provided:
Regular, Registered or Overnight Mail Broadridge Corporate Issuer Solutions, LLC Attention: Interactive Workflow System 1155 Long Island Avenue Edgewood, NY 11717	Telephone Inquiries: Domestic Stockholders: (844) 998-0339 or TTY for hearing impaired: (855) 627-5080 International Stockholders: (303) 562-9304 or TTY for hearing impaired: (720) 399-2074
Website: www.shareholder.broadridge.com

8   |   2025 PROXY STATEMENT

BOARD AND GOVERNANCE PRACTICES
OVERVIEW

The following section provides an overview of our Board of Directors and corporate governance practices. We have taken various steps, including expanding our stockholder outreach efforts and enhancing our disclosures, to ensure greater transparency for our stockholders.
CORPORATE GOVERNANCE GUIDELINES

Our Board of Directors has established Corporate Governance Guidelines, which describe the principles and practices that the Board will follow in carrying out its responsibilities. These guidelines address various governance topics, including the role and responsibilities, size and composition of the Board, independence of directors, selection of a chairperson of the Board and the Company’s chief executive officer, conflicts of interest among directors, change in a director’s present job responsibility, director orientation and continuing education, selection of a lead director (if applicable), director term limits, director retirement age, Board meetings, Board committees, expectations of directors, management and director succession planning, evaluation of Board performance, Board compensation, communications with stockholders and other interested parties, implementation of stockholder agreements, and communications with non-management directors. A copy of our corporate governance guidelines is available on our website at www.certara.com under “Investors — Corporate Governance — Documents & Charters.”
DIRECTOR INDEPENDENCE

Under our Corporate Governance Guidelines, a director will be deemed “independent” only if our Board affirmatively determines that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Corporate Governance Guidelines provide that simply owning a significant amount of our stock does not, by itself, constitute a material relationship. In addition, the director must meet the bright-line test for independence and the other requirements for qualifying as an independent director as set forth by the Nasdaq listing standards.
Our Corporate Governance Guidelines require that all members of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee be independent pursuant to applicable SEC and Nasdaq listing rules.
Our Board, upon the recommendation of the Nominating and Corporate Governance Committee, has determined that each of Mr. Cashman, Mr. Broshy, Ms. Collins, Ms. Crane, Ms. Killefer, Mr. McLean, Mr. Spaight, Mr. Walsh and Dr. Reynders meet the definition of “independent” according to our Corporate Governance Guidelines, Nasdaq rules and SEC regulations, including with respect to committee service. In addition, our Board has affirmatively determined that each of Dr. Reynders, Mr. Broshy, Ms. Collins and Mr. Walsh is “independent” for purposes of Rule 10A-3 of the Exchange Act, which pertains to service on our Audit Committee, and that each of Mr. Cashman, Ms. Crane, Ms. Killefer and Mr. Spaight is “independent” for purposes of Rule 10C-1 of the Exchange Act, which pertains to service on our Compensation Committee. In making these determinations, the Board considered all relevant information provided to the Board, including details provided through directors’ questionnaires.
OUR BOARD OF DIRECTORS

Our Amended and Restated Certificate of Incorporation provides that, subject to the rights of holders of any series of preferred stock, the Board will be divided into three classes of directors, with the classes to be as

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BOARD AND GOVERNANCE PRACTICES
nearly equal in number as possible, with each director serving a staggered three-year term. Only one class of directors will be elected at each annual meeting of stockholders.
CLASS	DIRECTORS	TERM EXPIRES
I	James Cashman III	2027
	Nancy Killefer	2027
	David Spaight	2027
II	Eran Broshy	2025
	Cynthia Collins	2025
	John Reynders	2025
	Matthew Walsh	2025
III	Rosemary Crane	2026
	William Feehery	2026
	Stephen McLean	2026
Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that, subject to any rights of preferred stockholders to elect additional directors under certain circumstances, the number of directors will be determined from time to time solely through a resolution adopted by the Board. The current number of directors set by the Board is ten.
Stockholders Agreement
On November 3, 2022, EQT Avatar Parent, L.P. (“EQT”) entered into an agreement to sell its shares of the Company’s common stock to Arsenal Saturn Holdings LP, an affiliate of Arsenal Capital Partners (together with certain of its affiliated investment funds, “Arsenal”). In connection with the EQT/Arsenal transaction, the Company and Arsenal entered into a stockholders agreement (the “Stockholders Agreement”), dated November 3, 2022. Pursuant to the Stockholders Agreement, Arsenal has the right to nominate two directors to our Board until the latest of: (i) from the closing date of the EQT/Arsenal transaction until the two-year anniversary thereof, for so long as Arsenal continues to own 100% of the shares Arsenal purchased in connection with the transaction, (ii) after the two-year anniversary of the closing date of the transaction, for so long as Arsenal beneficially owns at least 12% of the total number of Adjusted Shares Outstanding (as defined in and calculated by the Stockholders Agreement) and (iii) from the closing date of the transaction until the five-year anniversary thereof, for so long as Arsenal continues to own 100% of the shares Arsenal purchased in connection with the transaction, as such number of shares may be adjusted from time to time for any reorganization, recapitalization, stock dividend, stock split, reverse stock split or other similar changes in the Company’s capitalization. Arsenal’s right to nominate two directors to our Board will be reduced to the right to nominate one director to our Board if Arsenal beneficially owns at least 6%, but less than 12%, of the total number of Adjusted Shares Outstanding. Any individual designated by Arsenal to be nominated to our Board (any individual so designated, an “Arsenal Director Nominee”) must be (i) a full-time senior employee of Arsenal Capital Management LP or its affiliates, such as an investment partner, a senior partner or an operating partner, or (ii) another individual that Arsenal reasonably believes is appropriately qualified to serve as a director on the board of a public company, provided that the designation of any individual pursuant to clause (ii) is subject to the consent of the Board (excluding any Arsenal Director Nominees), acting in its sole discretion. See “Certain Relationships and Related Party Transactions — Stockholders Agreement.”
Under the Stockholders Agreement, as long as Arsenal has the right to nominate individuals to our Board, we are required to include the Arsenal nominee on the slate of directors presented in our proxy statements for the election of directors in the relevant class. We must also provide the same level of support for election of each Arsenal nominee as the Company provides to any other candidate standing for election as part of the Company’s slate of directors. Additionally, the Company’s proxy statement will only include the Arsenal director nominee

10   |   2025 PROXY STATEMENT

BOARD AND GOVERNANCE PRACTICES
and any other nominees nominated by the Nominating and Corporate Governance Committee of our Board. For so long as Arsenal is entitled to designate a director to our Board, Arsenal has agreed to vote in favor of the Company’s slate of directors in the Company’s proxy statements. As long as the Board remains classified, the Arsenal director nominees will be designated as Class I and Class III directors, as specified by Arsenal.
If an Arsenal Director Nominee is no longer serving as a director for any reason (excluding the failure to be elected by our stockholders), Arsenal has the right to appoint a replacement nominee to fill the vacancy, subject to the foregoing ownership requirements.
Following the completion of the EQT/Arsenal transaction, Arsenal designated, and the Company appointed, Stephen McLean to continue serving on the Board as a Class III director and David Spaight to serve on the Board as a Class I director.
BACKGROUND AND EXPERIENCE OF DIRECTORS

Our Nominating and Corporate Governance Committee is responsible for selecting, and recommending for the Board’s approval, all director candidates. The Nominating and Corporate Governance Committee recommends candidates for nomination, election or reelection at each annual meeting of stockholders and, as necessary, to fill vacancies and newly created directorships. The Nominating and Corporate Governance Committee also evaluates candidates for appointment to and removal from committees. In selecting director candidates, our Nominating and Corporate Governance Committee assesses a candidate’s background, skills and abilities, and whether those characteristics are consistent with our Corporate Governance Guidelines and fulfill the needs of the Board. As specified in our Corporate Governance Guidelines, in identifying candidates for membership on the Board, the Nominating and Corporate Governance Committee takes into account (a) minimum individual qualifications, including strength of character, mature judgment, industry knowledge or experience and an ability to work collegially with the other members of the Board and (b) all other factors it considers appropriate, which may include age, prior experience, existing commitments to other businesses, service on other boards of directors or similar governing bodies of public or private companies or committees thereof, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, financial and accounting background, executive compensation background and the size, composition and combined expertise of the existing Board. Further, when considering director candidates, our Nominating and Corporate Governance Committee considers any factors they deem appropriate, including, among other things, range of professional and personal accomplishments, skills, and background.
When the need to recruit a director arises, the Nominating and Corporate Governance Committee may consult our other directors, including the Chairman of the Board and other members of management and, when deemed appropriate, may utilize fee-paid third-party recruiting firms to identify potential candidates. The Nominating and Corporate Governance Committee will also consider candidates for election to our Board of Directors who are recommended by stockholders pursuant to our Bylaws. Our Bylaws establish advance notice procedures with respect to the nomination of candidates for election as directors, other than nominations made by or at the direction of the Board or a committee of the Board. In order for any matter to be “properly brought” before a meeting, a stockholder will have to comply with advance notice requirements and provide us with certain information. Additional information regarding the process for properly submitting stockholder nominations for candidates for membership to our Board is set forth below in “Other Matters — Stockholder Recommendations of Director Candidates.” The Nominating and Corporate Governance Committee will conduct the same analysis that they conduct with respect to director nominees or other potential candidates recommended by a Board member, management or other source in order to evaluate any director nominations properly submitted by a stockholder.
In addition, pursuant to the terms of our Stockholders Agreement, Arsenal has the right to designate nominees to our Board subject to the maintenance of certain ownership requirements in the Company. For additional information on our Stockholders Agreement, see “Certain Relationships and Related Party Transactions.”
In evaluating whether directors and nominees possess the necessary experience, qualifications, attributes, and skills, to effectively fulfill the Board’s oversight responsibilities, the Board primarily considers each individual’s

2025 PROXY STATEMENT   |   11

BOARD AND GOVERNANCE PRACTICES
background and experience as outlined in their biographies below. Additionally, the Nominating and Corporate Governance Committee considers all other factors it considers appropriate, which may include a candidate’s experience, existing commitments to other businesses, service on other boards of directors or similar governing bodies of public or private companies or committees thereof, potential conflicts of interest, financial and accounting background, executive compensation background and the size, composition and combined expertise of the existing Board. We believe our directors provide a balanced range of expertise and skills relevant to the size and nature of our business. Directors serve until their terms expire unless they resign or are removed by the stockholders.
AREAS OF EXPERTISE/LEADERSHIP QUALITIES	TOTAL MEMBERS
EXECUTIVE LEADERSHIP
CEO Experience	7
CFO Experience	2
CTO/R&D Experience	2
COO Experience	1
INDUSTRY BACKGROUND
Pharmaceutical/Biotech	7
Pharma Services/Tech	4
Technology (IT/Software/Cybersecurity)	5
SKILLS
Mergers and Acquisitions	8
Investor Relations	8
Sales & Marketing	8
Operations	7
Corporate Governance/Ethics	7
Financial/Audit & Risk	6
Human Capital Management/Compensation	6
Global/International Business	5
Technology (IT/Software/Cybersecurity)	5
Science/R&D	2
BOARD LEADERSHIP STRUCTURE

Our Board has no policy with respect to the separation of the offices of chief executive officer and chairperson of the Board. It is the Board’s view that, rather than having a rigid policy, the Board, upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the two offices should be separate. It is the policy of our Board that whenever the chairperson of the Board is also the chief executive officer or is a director who does not otherwise qualify as an “independent director,” the independent directors will elect from among themselves a lead director of the Board. The lead director will be elected by plurality from a secret ballot vote, and no director shall serve as lead director for more than five consecutive years.
Our current leadership structure separates the roles of chief executive officer and chairperson of the Board, with Dr. Feehery serving as our Chief Executive Officer and Mr. Cashman serving as Chairperson. We believe this arrangement is effective as it enables Dr. Feehery to concentrate on the day-to-day business and operations of the Company, while Mr. Cashman focuses on leading the Board in its role of advising on strategic and organizational matters, overseeing management, and helping the Board fulfil its risk management oversight functions.

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BOARD AND GOVERNANCE PRACTICES
BOARD SELF-ASSESSMENT

The Board, with oversight by the Nominating and Corporate Governance Committee, conducts an annual self-assessment to evaluate the effectiveness of the Board and its committees. This assessment gathers input from directors on whether they have the necessary tools and access to perform their oversight duties, as well as suggestions for improving the Board’s functioning. Additionally, our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee each conduct their own annual self-assessment, which includes evaluating the adequacy of their performance relative to their respective charters.
BOARD MEETINGS

The Board held six meetings during the fiscal year ended December 31, 2024. Each director who served on the Board during the 2024 fiscal year attended at least 75% of the combined total of (i) Board meetings and (ii) meetings of all committees on which they served during their tenure. We encourage our Board members to attend the annual meetings of our stockholders, and all nine of our then-current directors attended the 2024 Annual Meeting.
BOARD COMMITTEES

Our Board’s standing committees include the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Our CEO and other executive officers regularly update the non-executive directors and these committees to ensure effective oversight, efficient management, and thorough risk management. This structure supports the ongoing evaluation of management controls and we believe provides appropriate risk oversight of our activities. The following chart shows the current members of each committee along with the committee’s chair and the number of meetings held during fiscal 2024.
Committee	Members	Meetings in Fiscal 2024
Audit	Matthew Walsh (Chair)	8
Eran Broshy
John Reynders
Cynthia Collins
Compensation	Nancy Killefer (Chair)	11*
James Cashman III
Rosemary Crane
David Spaight
Nominating and Corporate Governance	Eran Broshy (Chair)	7*
James Cashman III
Nancy Killefer
Stephen McLean

*
Includes one joint meeting of the Compensation Committee and Nominating and Corporate Governance Committee.

Each committee charter is available on our website at www.certara.com under “Company — Investors —  Corporate Governance — Documents & Charters.” A copy may be obtained by writing to Certara, Inc., 4 Radnor Corporate Center, Suite 350, Radnor, PA 19087, Attention: Secretary.

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BOARD AND GOVERNANCE PRACTICES
RISK OVERSIGHT

Our Board has extensive involvement in the oversight of risk management related to us and our business and accomplishes this oversight primarily through regular reporting by the Audit Committee.
The role of the Audit Committee is to support the Board in fulfilling its fiduciary oversight responsibilities related to:

The quality and integrity of our financial statements, including oversight of our accounting and financial reporting processes, internal controls and financial statement audits.	Our compliance with legal and regulatory requirements.	Our independent registered public accounting firm’s qualifications, performance and independence.

Our corporate compliance program, including our Code of Conduct, Anti-Corruption Compliance, and Whistleblower Policies and investigating possible violations thereunder.	Our risk management policies and procedures, including those related to data privacy and cybersecurity.	The performance of our internal audit function.
Through its regular meetings with management, including the finance, legal, and IT functions, the Audit Committee reviews and discusses all significant areas of our business and summarizes for the Board various areas of risk and the appropriate mitigating factors. Our Compensation Committee considers risks related to employee policies and practices, and our Nominating and Corporate Governance Committee assists with the investigation of any matters of interest or concerns, as well as management’s environmental, social and governance (“ESG”) efforts and the Company’s ESG strategy generally. In addition, our Board receives periodic detailed operating performance reviews from management. For further information related to the Board and Audit Committee’s oversight of our cybersecurity program, please refer to Part I, Item 1C. of the Annual Report.
SUSTAINABILITY

Certara is committed to understanding, monitoring and managing our social, environmental and economic impact to support sustainable development. This sense of corporate social responsibility manifests itself in several ways, including:
▪
Conducting our business in a responsible, honest, and ethical manner.

▪
Acting as responsible stewards of the environment.

▪
Ensuring a safe and healthy working environment for our employees.

▪
Supporting universal human rights.

▪
Respecting and supporting the global cultures and dedicated individuals that form our Company.

Our Board, through the Nominating and Corporate Governance Committee, is ultimately responsible for overseeing our ESG strategy.

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BOARD AND GOVERNANCE PRACTICES
For more details, we refer you to our current Sustainability Report (as updated from time to time), available under the Corporate Governance section of our Investor Relations website (ir.certara.com). Neither the report nor the website are incorporated by reference.
INSIDER TRADING POLICY

Certara has adopted an Insider Trading Policy (the “Insider Trading Policy”) that governs the purchase, sale, and/or other disposition of our securities by our directors, officers, and employees, which the Company believes is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable Nasdaq listing standards. With regard to the Company’s trading in its own securities, it is the Company’s policy to comply with applicable securities laws. The Insider Trading Policy has been filed as Exhibit 19.1 to our Annual Report.
Hedging, Margin Accounts and Pledges
Our Insider Trading Policy prohibits any director, officer or employee from engaging in any transaction (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of equity securities of Certara. We also prohibit all of our directors and executive officers from directly or indirectly pledging Certara equity securities without first obtaining pre-clearance from the Company’s General Counsel.
Under our Insider Trading Policy, no director, officer, or employee, whether or not in possession of material non-public information, may purchase the Company’s securities on margin, borrow against any account in which the Company’s securities are held, or pledge the Company’s securities for a loan without first obtaining pre-clearance from the Company’s General Counsel. The General Counsel is under no obligation to approve any request for pre-clearance and may determine not to permit the arrangement for any reason. Approvals will be based on the particular facts and circumstances of the request, including, but not limited to, the percentage amount that the securities being pledged represent of the total number of our securities held by the person making the request and the financial capacity of the person making the request.
CLAWBACK POLICY

In 2023, in accordance with the Dodd-Frank Wall Street Reform and Consumer Act, the Board adopted a compensation recovery policy applicable to executive officers and the principal accounting officer in the event the Company is required to prepare an accounting restatement. This clawback policy is applicable to all incentive compensation awarded based on the achievement of a financial reporting measure, including performance shares. All incentive-based compensation received on or after October 2, 2023 and during the three completed fiscal years immediately preceding the date the Company concludes it must prepare a restatement is subject to recovery pursuant to the policy.
BOARD COMMITTEE FUNCTIONS AND RESPONSIBILITIES

Audit Committee
The primary responsibilities of the Audit Committee include:
▪
assisting our Board in (i) overseeing and monitoring the quality and integrity of our financial statements, including accounting and financial reporting processes, internal controls, and financial statement audits, (ii) ensuring compliance with legal and regulatory requirements, (iii) assessing the qualifications, performance and independence of our independent registered public accounting firm, (iv) evaluating the performance of our internal audit function, and (v) reviewing and discussing any fraud involving management and other employees;

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BOARD AND GOVERNANCE PRACTICES
▪
appointing, compensating, retaining, overseeing and terminating the Company’s independent registered public accounting firm and pre-approving, or establishing appropriate procedures to pre-approve, all audit and non-audit services, if any, to be provided by the independent registered public accounting firm; and

▪
overseeing corporate risks, including IT security controls and cybersecurity, and providing periodic updates to the Board on these oversight activities.

Our Board has determined that each member of the Audit Committee is “independent” within the meaning of Nasdaq listing standards and the independence requirements of Rule 10A-3 of the Exchange Act. Our Board has also determined that Mr. Walsh qualifies as an “audit committee financial expert” within the meaning of the rules of the SEC and that each member of the Audit Committee (i) has not participated in the preparation of our financial statements or those of any of our current subsidiaries at any time during the past three years and (ii) is able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement in accordance with Nasdaq listing standards.
Compensation Committee
The primary responsibilities of the Compensation Committee include:
▪
establishing and reviewing our compensation philosophy;

▪
reviewing and approving the annual goals and objectives of our CEO and certain other officers, evaluating their performance based on these goals and objectives and determining and approving their compensation accordingly;

▪
approving any new equity compensation plan or material changes to existing plans;

▪
overseeing the activities of our incentive and equity-based compensation plans;

▪
reviewing and recommending to the Board the form and amount of director compensation;

▪
monitoring regulatory compliance with respect to compensation matters;

▪
reviewing and approving stock ownership guidelines for directors and executive officers as well as any Clawback Policy and monitoring compliance therewith; and

▪
reviewing and approving any employment or service-related contracts or transactions involving current or former directors or executive officers as well as any related compensation, including consulting arrangements, employment contracts, and severance or termination arrangements.

All members of the Compensation Committee are independent under applicable SEC rules and Nasdaq listing standards.
Nominating and Corporate Governance Committee
The primary responsibilities of the Nominating and Corporate Governance Committee include:
▪
identifying individuals qualified to serve on the Board, consistent with established criteria;

▪
reviewing the qualifications of current directors to determine, or recommend to the full Board, whether such directors should stand for re-election and selecting, or recommending to the Board the selection of, the director nominees for meetings of stockholders;

▪
reviewing our Corporate Governance Guidelines and recommending any changes to the Board;

▪
overseeing the Company’s ESG programs and strategy; and

▪
overseeing the evaluation of the Board and its committees as well as succession planning for the Board.

All members of the Nominating and Corporate Governance Committee are independent under applicable SEC rules and Nasdaq listing standards.

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BOARD AND GOVERNANCE PRACTICES
SUCCESSION PLANNING

Our Compensation Committee, with assistance from the Nominating and Corporate Governance Committee, is responsible for overseeing and managing succession planning for executives. At least once a year, these committees review succession plans for the chief executive officer and other key executives and provide updates to the Board. The plans include both emergency and retirement scenarios.
CODE OF CONDUCT

We have adopted a Code of Conduct (the “Code of Conduct”) that applies to all employees, executive officers, and directors. This policy addresses legal and ethical issues that may be encountered in their roles and requires reporting of any suspected violations. Our Code of Conduct can be accessed on our website at www.certara.com. The information available on or through our website is not part of this Proxy Statement. Should we amend or waive any provision of the Code of Conduct affecting our principal executive officer, principal financial officer, principal accounting officer, or similar roles, we will disclosure such changes on our website rather than filing a Form 8-K.
STOCK OWNERSHIP REQUIREMENTS

To better align our Board members’ interests with those of our stockholders, we have set stock ownership guidelines for non-employee directors.
Each non-employee director who receives a cash or stock retainer for their service as a director must hold common stock worth at least five times the value of their annual cash retainer (excluding committee retainers). Directors are expected to meet this ownership target within five years of being subject to the guidelines. After this five-year period, until they reach the target level, directors must retain at least 100% of the shares granted to them under our equity incentive plans, with a limited exceptions. All of our current non-employee directors have joined the Board within the last five years and are expected to meet the target within the required time period.
COMMUNICATIONS WITH OUR BOARD

Stockholders and other interested parties can send letters to our Board, the chairperson of the Audit, Compensation, and Nominating and Corporate Governance Committees, or to our independent directors as a group. Please address your letters to Certara, Inc., c/o General Counsel, 4 Radnor Corporate Center, Suite 350, Radnor, PA 19087. The Board values stockholder feedback and will make an effort to respond quickly and appropriately, though they may not be able to answer every inquiry directly.
To manage communications effectively, our General Counsel will review and organize stockholder communications. He may summarize these communications before sending them to the appropriate person. However, messages that are unrelated to the Board’s responsibilities — such as spam, junk marketing materials, job inquiries, opinion surveys, or other irrelevant communications — will not be forwarded.

2025 PROXY STATEMENT   |   17

BOARD AND GOVERNANCE PRACTICES
DIRECTOR COMPENSATION

The table below describes the components of our non-employee directors’ compensation program for the fiscal year ended December 31, 2024:
COMPENSATION ELEMENT(1)	COMPENSATION(2)(3)
Annual Cash Retainer Fee for the Chairman (inclusive of Annual Cash Retainer for Non-Employee Directors)	$125,000
Annual Cash Retainer for Each Other Non-Employee Director (pro-rated for any partial year of service)	$50,000
Annual Equity Grant(3) (pro-rated for any partial year of service)	$200,000
ANNUAL CASH RETAINER FEES:
Audit Committee (Chair)	$20,000
Audit Committee (Member)	$10,000
Compensation Committee (Chair)	$15,000
Compensation Committee (Member)	$7,500
Nominating and Corporate Governance Committee (Chair)	$10,000
Nominating and Corporate Governance Committee (Member)	$5,000

(1)
A director who is also a Company employee receives no additional compensation for serving as a director.

(2)
The director compensation plan permits any non-employee director to waive all or a part of their compensation by notifying the Board. Messrs. McLean and Spaight have chosen to waive their compensation under this plan.

(3)
Each non-employee director (other than Messrs. McLean and Spaight) receives an annual grant of RSUs, which, for 2024, was determined by dividing the approved value of the award by the volume-weighted average price of the Company’s common stock (the “VWAP”) for the 30 trading days prior to the date of the 2024 Annual Meeting. The RSUs will vest on the earlier of the one-year anniversary of the date of grant or the date of the Company’s next annual stockholder meeting at which time they are settled in stock or, at the Compensation Committee’s election, in cash.

Directors Deferral Plan
Our Board of Directors has adopted a Directors Deferral Plan, which is available to directors who are not employees of the Company.
Deferral Elections.   Under the Directors Deferral Plan, our non-employee directors have the option to defer all or a portion of their annual cash compensation as well as any Company stock issued upon settlement of their annual RSUs. These deferrals can be made in 25% increments, in the form of deferred stock units credited to an account maintained by the Company. The number of deferred stock units awarded for annual cash compensation is calculated by dividing the amount of deferred cash compensation by the fair market value of a share of the Company’s common stock on the date the cash compensation would have been paid. These deferred stock units will be issued and governed by the terms of the Certara, Inc. 2020 Incentive Plan (the “2020 Incentive Plan”).
Each deferred stock unit entitles the director to receive shares of Company stock equivalent to the number of deferred stock units in their account, plus any additional units from dividend equivalent rights (to which deferred stock units initially credited to a director’s account are entitled).

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BOARD AND GOVERNANCE PRACTICES
Settlement of Deferred Stock Units.   Directors can choose to settle the deferred stock units (i) on the first business day of the year after the deferral year, (ii) after they leave the Board of Directors or (iii) the earlier of the preceding two options to be settled in a single one-time distribution or in a series of up to 15 annual installments. Additionally, deferred stock unit accounts will be settled upon a Change in Control (as defined in the 2020 Incentive Plan) or the director’s death.
Administration; Amendment and Termination.   The Compensation Committee oversees the Directors Deferral Plan and has the authority to amend, suspend, or terminate it. However, any changes will not affect any benefits that the directors have already accrued, unless required by law. The Compensation Committee can terminate the Directors Deferral Plan at any time, provided that all legal, tax, and other relevant requirements are met.
Director Compensation Table
The table below provides a summary of the total compensation paid to or earned by each individual who served as a director, and was not an employee of the Company or its parents or subsidiaries, for the fiscal year ended December 31, 2024. Directors who are employees of the Company receive no additional compensation for their service as directors and are not included in this table.
Name	Fees Earned or Paid In Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
James Cashman III	137,500	181,979	319,479
Eran Broshy	70,000	181,979	251,979
Cynthia Collins	60,000	181,979	241,979
Rosemary Crane	57,500	181,979	239,479
Nancy Killefer	70,000	181,979	251,979
Stephen McLean(4)	—	—	—
John Reynders(2)	12,554	120,144	132,698
David Spaight(4)	—	—	—
Matthew Walsh	70,000	181,979	251,979

(1)
These amounts reflect the cash retainers earned during the fiscal year ended December 31, 2024. They do not include any reasonable out-of-pocket expenses incurred for attending meetings, which the Company reimburses to each non-employee director.

(2)
This column reflects the grant date fair value of 11,928 RSUs granted on May 21, 2024 to each of Messrs. Cashman, Broshy, and Walsh, and Mses. Collins, Crane and Killefer. The value is calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The size of the grants was determined by dividing $200,000 by the VWAP of the Company’s common stock for the 30 trading days preceding the grant date, with the exception of Dr. Reynders. Dr. Reynders’ compensation of $200,000 was prorated for the partial service period starting on October 16, 2024, and he was granted 10,709 RSUs. These RSUs will vest on the earlier of the one-year anniversary of the grant date or the date of the Company’s next annual stockholder meeting, whichever is earlier. Upon vesting, the RSUs will be settled in stock or, at the Compensation Committee’s discretion, in cash. The assumptions used by the Company to calculate these amounts are detailed in Note 12 to the financial statements included in our Annual Report.

(3)
As of December 31, 2024, each non-employee director held a total of 11,928 RSUs, except for Dr. Reynders, who held 10,709 RSUs, and Messrs. McLean and Spaight, who held none. Under the Director Deferral Plan, Ms. Crane has elected to defer her 2023 annual equity award of 8,663 RSUs until January 2, 2025. Additionally, she has deferred her 2022 annual equity award of 9,324 RSUs until her departure from the Board.

(4)
Messrs. McLean and Spaight are employees of an Institutional Stockholder (as defined in the Stockholders Agreement) and do not receive a cash or stock retainer for serving as directors of the Company.

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PROPOSAL 1 — ELECTION OF CLASS II DIRECTORS NAMED HEREIN
Our business and affairs are managed under the direction of our Board, which currently comprises ten directors.
Our Amended and Restated Certificate of Incorporation provides that, subject to the rights of holders of any series of preferred stock, our Board will be divided into three classes of directors, with the classes to be as nearly equal in number as possible, and with the directors serving staggered three-year terms. Only one class of directors will be elected at each annual meeting of stockholders.
Unless otherwise specified in the proxy, shares voted pursuant to a proxy will be cast in favor of Ms. Collins and Messrs. Broshy, Reynders and Walsh. If any of the named nominees decline or are unable to accept their nomination or election, the proxy will be voted for a substitute nominee, recommended by our Board. All of the Board’s nominees have consented to being named in this proxy statement and to serve if elected; accordingly, Our Board currently has no reason to believe that any of the nominees will be unable to serve as directors.
VOTE REQUIRED FOR APPROVAL

Our Amended and Restated Bylaws provide for a plurality voting standard for the election of directors. Under this voting standard, once a quorum has been established, the nominees who receive the highest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. This means that, once a quorum is established, the four nominees receiving the highest number of votes at the 2025 Annual Meeting will be elected, even if these votes do not constitute a majority of the votes cast. Only votes cast “For” a nominee will be counted in the election of directors. Votes that are “Withheld” with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees.

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PROPOSAL 1 — ELECTION OF CLASS II DIRECTORS NAMED HEREIN
NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2028 ANNUAL MEETING

Below, we provide biographical information for each director nominee, highlighting their key experience, qualifications and skills. This information outlines how each nominee contributes to the Board, considering our current needs and business priorities.
The Board unanimously recommends that you vote FOR each of the following Class II candidates:
ERAN BROSHYAge: 66
Director Since: 2022 Committees: ▪ Audit ▪ Nominating and Corporate Governance (Chair)
Current Public Company Directorships:
▪
Theravance Biopharma, Inc., a biopharmaceutical company primarily focused on the discovery, development and commercialization of respiratory medicines.

Experience and Career Highlights:
Over the past decade, Mr. Broshy has served as a board director on multiple healthcare boards, and additionally has partnered with select private equity firms (including EQT, Nordic Capital, Providence Equity, Linden, Court Square, and Tailwind Capital) to support their healthcare investment efforts. Mr. Broshy previously served for over a decade as the chief executive officer (until 2008) and chairman of the board of directors (until 2010) of Syneos Health (previously inVentiv Health, Inc.), a privately held company (and until August 2010, a Nasdaq listed company) that delivers a broad range of clinical and commercialization services to pharmaceutical and life sciences companies globally. Prior to joining Syneos, Mr. Broshy was a management consultant at The Boston Consulting Group (“BCG”) for 15 years, including as the partner responsible for BCG’s healthcare practice across the Americas. He also served as president and chief executive officer of Coelacanth Corporation, a privately held biotechnology company. Mr. Broshy currently serves on the board of Theravance Biopharma, Inc. (Nasdaq: TBPH), a role he has held since June 2014, and as chairman of CluePoints, a privately held AI-driven software company. Within the previous five years Mr. Broshy has also served on the board of directors of Magellan Health and as chairman of the board of directors of Clario (previously ERT), DermaRite, and Thirty Madison, each privately held healthcare companies. He currently also serves as a member of the Corporation of the Massachusetts Institute of Technology (“MIT”), as chairman of the American Friends of the Open University of Israel, and on the board of governors of the American Jewish Committee.
Qualifications:
We believe that Mr. Broshy is qualified to serve on our Board because of his insight in the healthcare industry as well as his extensive finance and capital markets experience.

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PROPOSAL 1 — ELECTION OF CLASS II DIRECTORS NAMED HEREIN
CYNTHIA COLLINS Age: 66
Director Since: 2021 Committees: ▪ Audit
Current Public Company Directorships:
▪
Codexis, Inc., a provider of enzymatic solutions for therapeutics manufacturing

▪
DermTech, LLC., a molecular diagnostic company.

▪
MaxCyte, Inc., a provider of cell-engineering technologies

Experience and Career Highlights:
Ms. Collins has served as Chief Executive Officer of a number of companies in the pharmaceutical and biotechnology industry. Most recently, she was the Chief Executive Officer and a member of the board of directors of Editas Medicine, Inc., a gene-editing biotechnology company. Prior to that, she was the Chief Executive Officer of Human Longevity, Inc., Gen Vec and Sequoia Pharmaceuticals. Ms. Collins has also held senior management positions at GE Healthcare, Beckman Coulter, and Baxter Healthcare. Ms. Collins also serves on the boards of Alanis Therapeutics and Nutcracker Therapeutics, privately held companies.
Qualifications:
We believe that Ms. Collins is qualified to serve on our Board due to her extensive experience in the pharmaceutical and biotechnology industry, her leadership and management experience, and her service as a director of other biotechnology companies.

22   |   2025 PROXY STATEMENT

PROPOSAL 1 — ELECTION OF CLASS II DIRECTORS NAMED HEREIN
JOHN REYNDERS, PHDAge: 60
Director Since: 2024 Committees: ▪ Audit
Current Public Company Directorships:
None.
Experience and Career Highlights:
Dr. Reynders is Chief Data Scientist and Venture Partner at Iaso Ventures, a venture firm catalyzing biodigital innovation for next-gen life sciences. He is also the founder and CEO of Latent Strategies, LLC, an EdTech start-up combining AI and game design to enable financial literacy education.
Previously, Dr. Reynders served as the Chief Data Sciences Officer of Neumora Therapeutics, a biotech focused upon precision medicines for brain diseases. Prior to Neumora, he served as vice president, data sciences, genomics, and bioinformatics at Alexion, where he led the design, building and deployment of data sciences solutions spanning research and development, commercial, strategy and business development. Prior to joining Alexion, Dr. Reynders served as the founding chief information officer of Moderna Therapeutics, where he created a fully cloud-based biotech across all enterprise functions and developed informatics solutions to enable the design of messenger RNA therapeutics. Previously, he served as vice president of R&D information at AstraZeneca. Prior to that, he served in leadership roles at Johnson & Johnson, including as vice president, integrative neuroscience and biomarkers, head of informatics and vice president of pharma R&D information technology. Previously, Dr. Reynders served as information officer at Lilly Research Laboratories and vice president of informatics at Celera Genomics, and he held roles as director and program manager at the Los Alamos National Laboratory.
Dr. Reynders received his undergraduate degree in mathematics from Rensselaer Polytechnic Institute, a Ph.D. in applied and computational mathematics from Princeton University, and an MBA from the Northwestern University Kellogg School of Management.
In 2024, Dr. Reynders was brought to the attention of the Board through a professional search firm.
Qualifications:
We believe that Dr. Reynders is qualified to serve on our Board because he brings a diverse and impressive background, with significant leadership experience in both the biotech and pharmaceutical sectors.

2025 PROXY STATEMENT   |   23

PROPOSAL 1 — ELECTION OF CLASS II DIRECTORS NAMED HEREIN
MATTHEW WALSH Age: 58
Director Since: 2020 Board Committees: ▪ Audit (Chair)
Current Public Company Directorships:
None.
Experience and Career Highlights:
Mr. Walsh has served as Executive Vice President and Chief Financial Officer of Organon & Co. (“Organon”), a global pharmaceutical business, since June 2020. Prior to Organon, he served as Executive Vice President and Chief Financial Officer of Allergan, a publicly traded, global biopharmaceutical company, from 2018 until the sale of the company to Abbvie in 2020. From 2008 to 2018, Mr. Walsh served as Chief Financial Officer of Catalent, a global provider of delivery technologies, development, and manufacturing solutions to the life sciences industry. Before Catalent, from 2006 to 2008, he was President, Chief Financial Officer and Acting Chief Executive Officer at Escala Group, Inc.
Qualifications:
We believe that Mr. Walsh is qualified to serve on our Board because of his deep experience in the pharmaceutical industry, as well as his financial and accounting expertise.

CONTINUING DIRECTORS IN OFFICE FOR A TERM EXPIRING AT THE 2026 ANNUAL MEETING

ROSEMARY CRANE Age: 65
Director Since: 2022 Committees: ▪ Compensation
Current Public Company Directorships:
▪
Teva Pharmaceutical Industries Limited, a provider of generics and biopharmaceuticals

Experience and Career Highlights:
Ms. Crane served as President and Chief Executive Officer of MELA Sciences, Inc. from 2013 to 2014. She was Head of Commercialization and a partner at Appletree Partners from 2011 to 2013. From 2008 to 2011, she served as President and Chief Executive Officer of Epocrates Inc. Ms. Crane served in various senior executive positions at Johnson & Johnson from 2002 to 2008, including as Group Chairman, OTC & Nutritional Group from 2006 to 2008, Group Chairman, Consumer, Specialty Pharmaceuticals and Nutritionals from 2004 to 2006, and Executive Vice President of Global Marketing for the Pharmaceutical Group from 2002 to 2004. Prior to that, she held various positions at Bristol-Myers Squibb from 1982 to 2002, including as President of U.S. Primary Care and as President of Global Marketing and Consumer Products. Ms. Crane served on the board of directors of Catalent Pharma Solutions, Inc. from 2018 to January 2024. From 2015 to 2019, she served as Vice Chairman of the Board of Zealand Pharma A/S, and from 2017 to March 2019, she served on the board of directors of Edge Therapeutics. Ms. Crane received an M.B.A. from Kent State University and a B.A. in communications and English from the State University of New York.
Qualifications:
We believe Ms. Crane is qualified to serve on our Board due to her extensive experience in the pharmaceutical industry and her public-company board experience.

24   |   2025 PROXY STATEMENT

PROPOSAL 1 — ELECTION OF CLASS II DIRECTORS NAMED HEREIN
WILLIAM FEEHERY Age: 55
Director Since: 2019 Committees: None
Current Public Company Directorships:
▪
West Pharmaceutical Services, Inc., a manufacturer of packing components and delivery systems for pharmaceutical, biotech and medical device companies.

Experience and Career Highlights:
Dr. Feehery has served as Chief Executive Officer of Certara since June 2019. He joined Certara from DuPont, where he served from 2013 to 2019 as President of Industrial Biosciences, a global biotechnology business that experienced significant growth and profitability under his leadership. He started at DuPont in 2002 and served in a number of operating roles in high-growth businesses, and he also has previous experience in venture capital and as a consultant for BCG. He holds both a Ph.D. in chemical engineering and an MBA from MIT, was a Churchill Scholar at Cambridge University and received his BSE in chemical engineering from the University of Pennsylvania. His doctorate, awarded while he was the recipient of a National Science Foundation Fellowship, involved developing software and mathematical methods for modeling dynamic systems. Dr. Feehery also serves as a trustee of the Winston Churchill Foundation of the United States.
Qualifications:
We believe that Dr. Feehery is qualified to serve on our Board because of his extensive experience managing global technology businesses, together with his experience leading the Company as our Chief Executive Officer.

STEPHEN MCLEAN Age: 67
Director Since: 2013 Committees: ▪ Nominating and Corporate Governance
Current Public Company Directorships:
None
Experience and Career Highlights:
Mr. McLean has served as a Partner at Arsenal Capital Partners, a private equity firm, since 2010. He currently serves on the board of directors of a number of private companies, including WCG Clinical, a clinical services organization to the pharmaceutical industry; CellCarta, a provider of specialized research services in the development of immunology and oncology focused drugs; 3DR Labs (previously Accumen, Inc.), a provider of technology-enabled solutions to optimize hospital radiology and imaging departments. Mr. McLean previously served as director of BioIVT, a provider of biospecimens for drug discovery; Lumanity, a provider of services to generate and communicate the value and effectiveness of drugs; TractManager Inc., a provider of contract and spend optimization solutions for hospitals and payers, and MaxHealth a value based provider of medical services in Florida. Prior to Arsenal, Mr. McLean was a co-founder of Merrill Lynch Capital Partners (and successor private equity funds) in 1984. He also has been a co-founder of several private life science and medical information technology companies. Mr. McLean is a co-founder and Chairman of the International Biomedical Research Alliance, a non-profit organization dedicated to training biomedical researchers in collaboration with the National Institutes of Health, Oxford and Cambridge Universities.
Qualifications:
We believe that Mr. McLean is qualified to serve on our Board because of his insight into the healthcare industry, gained from founding, investing in, and serving as a director of multiple healthcare companies as well as his knowledge of finance.

2025 PROXY STATEMENT   |   25

PROPOSAL 1 — ELECTION OF CLASS II DIRECTORS NAMED HEREIN
CONTINUING DIRECTORS IN OFFICE FOR A TERM EXPIRING AT THE 2027 ANNUAL MEETING

JAMES CASHMAN III Age: 71
Director Since: 2018; Chairman since December 1, 2021 Committees: ▪ Compensation ▪ Nominating and Corporate Governance
Current Public Company Directorships:
▪
None

Experience and Career Highlights:
Mr. Cashman served as Chairman of the board of directors of ANSYS Inc., an engineering simulation software company, from January 2017 until his retirement in April 2019. Prior to becoming Chairman of ANSYS, he was the Chief Executive Officer and a director of ANSYS from February 2000 to December 2016. Mr. Cashman also previously served on the board of directors of National Instruments Corp., a producer of automated test equipment and virtual instrumentation software.
Qualifications:
We believe that Mr. Cashman is qualified to serve on our Board because of his expertise in the areas of technology, financial operations, and sales management.

NANCY KILLEFER Age: 71
Director Since: 2021 Committees: ▪ Compensation (Chair) ▪ Nominating and Corporate Governance
Current Public Company Directorships:
▪
Cardinal Health, Inc., a distributor of pharmaceuticals, a global manufacturer and distributor of medical and laboratory products, and a provider of performance and data solutions for healthcare facilities.

▪
Meta Platforms, Inc. (f/k/a Facebook, Inc.), builds technologies that help people connect, find communities and grow businesses.

Experience and Career Highlights:
Ms. Killefer spent more than 15 years as a Senior Partner at McKinsey & Company. During that time, she was Director of the Washington, DC office and Managing Partner of the Public Sector Practice. Ms. Killefer left McKinsey & Company for three years in 1997 to serve as Assistant Secretary for Management, Chief Financial Officer, and Chief Operating Officer of the United States Department of the Treasury.
Qualifications:
We believe that Ms. Killefer is qualified to serve on our Board due to her extensive leadership and consulting expertise, and her public company board experience.

26   |   2025 PROXY STATEMENT

PROPOSAL 1 — ELECTION OF CLASS II DIRECTORS NAMED HEREIN
DAVID SPAIGHT Age: 66
Director Since: 2022 Board Committees: ▪ Compensation
Current Public Company Directorships:
None.
Experience and Career Highlights:
Mr. Spaight has served as an Operating Partner at Arsenal Capital, a private equity firm, since 2016. He currently serves on the board of directors of CellCarta, a provider of specialized research services in the development of immunology and oncology focused drugs. Mr. Spaight also served as Executive Chairman of the board of directors of BioIVT, LLP, a provider of biospecimens for drug discovery; Executive Chairman of OncoHealth, Inc., a provider of oncology utilization management and cancer care support services; and Executive Chairman of Accumen, a provider of 3D medical image post-processing and technology enabled solutions to optimize clinical laboratories and imaging departments. He previously served as Chairman and CEO of WIL Research, a global contract research organization (“CRO”), providing preclinical services to the biopharmaceutical industry; President of MDS Pharma Services, a global CRO providing services from early discovery through late-stage clinical trials; and senior executive roles with Fisher Scientific and PerkinElmer. Mr. Spaight also served as Chairman of the Association of Clinical Research Organizations (“ACRO”) and was a member of the ACRO Board for four years.
Qualifications:
We believe that Mr. Spaight is qualified to serve on our Board because of his insight into the life sciences industry, gained from over 35 years in leadership positions including multiple executive chairman roles.

2025 PROXY STATEMENT   |   27

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025
The Audit Committee periodically considers whether to rotate our independent auditor in order to assure continuing auditor independence. The Board and the members of the Audit Committee believe that the retention of RSM as the Company’s independent auditor for fiscal year 2025 is in the best interests of the Company and its stockholders.
We expect that representatives of RSM will attend the 2025 Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
Although stockholder ratification is not required, we are submitting the appointment of RSM for ratification at the 2025 Annual Meeting to gather stockholders’ opinions. The Audit Committee will consider these opinions in its further deliberations. If RSM’s appointment is not ratified, the Audit Committee will evaluate the possibility of engaging other independent accountants. The Audit Committee retains the authority to terminate RSM’s engagement as our independent accountant at any time it deems appropriate without requiring stockholder approval.
VOTE REQUIRED FOR APPROVAL

Approval of Proposal 2 requires the affirmative vote (i.e., “For” votes) of a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the matter. An abstention will count as “present” for this proposal and will have the same effect as a vote “Against” the proposal.
The Board unanimously recommends that you vote FOR this Proposal.

28   |   2025 PROXY STATEMENT

AUDIT COMMITTEE MATTERS
SERVICES AND FEES FOR 2024 AND 2023

The following table provides information about the fees billed for services rendered by RSM for the fiscal years ended December 31 2024 and December 31, 2023:
	2024	2023
Fees	RSM	RSM	CohnReznick*
Audit Fees	1,316,808	$1,465,450	$55,200
Audit Related Fees	—	—	—
Tax Fees	—	—	—
All Other Fees	100,375	$80,700	$215,250

*
CohnReznick fees include audit fees related to review of the Form 10-K for the fiscal year ended December 31, 2023. CohnReznick served as the Company’s independent registered public accounting firm from October 2019 to March 2022.

The following is a description of the types of services provided in each category:
Audit Fees	Includes the aggregate fees for professional services rendered in connection with the audit of the Company’s financial statements, and the review of the Company’s interim financial statements, as well as fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide, including comfort letters, consents, and review of registration statements filed with the SEC.
Audit-Related Fees	Includes fees associated with the audit of our employee benefit plans, accounting consultations related to GAAP and the application of GAAP to proposed transactions.
Tax Fees	Includes fees associated with tax compliance at international locations, domestic and international tax advice and planning and assistance with tax audits and appeals.
All Other Fees	Includes the aggregate fees recognized for professional services, other than those services described above.
AUDIT COMMITTEE PRE-APPROVAL PROCESS

Under our Audit Committee’s charter and pursuant to SEC rules, the Audit Committee is required to pre-approve all audit and permissible non-audit services proposed by the Company’s independent registered public accounting firm. The Audit Committee may delegate this pre-approval authority to one or more independent members but any pre-approvals granted must be reported to the full Audit Committee at its next scheduled meeting. The following services are categorized as “prohibited non-audit services.”
▪
bookkeeping or other services related to the accounting records or financial statements of the Company;

▪
financial information systems design and implementation;

▪
appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports;

▪
actuarial services;

▪
internal audit outsourcing services;

▪
management functions or human resources;

2025 PROXY STATEMENT   |   29

AUDIT COMMITTEE MATTERS
▪
broker or dealer, investment adviser or investment banking services;

▪
legal services and expert services unrelated to the audit; and

▪
any other service that the Public Company Accounting Oversight Board (the “PCAOB”) or SEC prohibit through regulation.

However, pre-approval is not required for minor non-audit services if: (a) the total amount of all such non-audit services provided to the Company is no more than five percent of the total amount of revenues paid by the Company to its registered public accounting firm during the fiscal year in which the services are provided; (b) the services were not identified by the Company as non-audit services at the time of the engagement; and (c) the services are promptly reported to the Audit Committee and approved before the completion of the audit, either by the Audit Committee or by one or more of its members who have been delegated this authority by the Audit Committee.
All audit and permissible non-audit services have been pre-approved by the Audit Committee in accordance with the policy and there have been no waivers of this policy. All engagements of the independent registered public accounting firm for audit services and non-audit services prior to the implementation of the pre-approval policy were approved by the Audit Committee in accordance with its normal procedures. Additionally, none of these engagements utilized the de minimis exception to pre-approval as outlined in the SEC’s rules.
REPORT OF THE AUDIT COMMITTEE

The Audit Committee provides assistance to the Board by fulfilling its responsibilities and duties as outlined in its charter, including its oversight of the quality and integrity of the Company’s financial statements, the performance and independence of the independent registered public accounting firm, and the performance of the Company’s internal audit function. The Audit Committee’s responsibility is one of oversight. The Company’s management is responsible for the preparation and the integrity of the Company’s financial statements and the Company’s independent registered public accounting firm is responsible for auditing those financial statements in accordance with the standards of the PCAOB and to issue reports thereon. The Audit Committee does not provide any expert or other special assurance as to the Company’s financial statements or any expert or professional certification as to the work of our independent registered public accounting firm.
In performing its oversight function, the Audit Committee reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2024, with management and our independent registered public accounting firm. The Audit Committee reviewed and discussed with our independent registered public accounting firm their judgments as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed by the PCAOB and the SEC. In addition, the Audit Committee received from our independent registered public accounting firm the written disclosures and a letter regarding their independence as required by applicable requirements of the PCAOB regarding such firm’s communications with the Audit Committee concerning independence, and discussed with the independent accountant their independence from us and our management, as well as whether any non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.
Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report, and be filed with the SEC.
Additionally, the Audit Committee has appointed RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2025. The Board agreed with this selection and has recommended that our stockholders ratify and approve RSM as the independent registered public accounting firm for the fiscal year ending December 31, 2025.

30   |   2025 PROXY STATEMENT

AUDIT COMMITTEE MATTERS
Members of the Audit Committee
Matthew Walsh (Chair)
Eran Broshy
Cynthia Collins
John Reynders
Notwithstanding any statement in any of our filings with the SEC that might be deemed to incorporate part or all of any filings with the SEC by reference, including this proxy statement, the foregoing Audit Committee Report is not incorporated into any such filings (including any future filings).

2025 PROXY STATEMENT   |   31

COMPENSATION DISCUSSION & ANALYSIS
EXECUTIVE COMPENSATION

This section contains a discussion of the material elements of compensation awarded to, earned by or paid to our named executive officers (“NEOs”), which includes our chief executive officer, our chief financial officer, and each of our three other most highly compensated executive officers who served in such capacities for the fiscal year ended December 31, 2024.
Our NEOs for fiscal year 2024 were:
William F. Feehery	Chief Executive Officer
John E. Gallagher III	Senior Vice President and CFO
Leif E. Pedersen	President, Chief Commercial Officer
Patrick F. Smith(1)	President, Certara Drug Development Solutions
Robert A. Aspbury	President, Certara Predictive Technologies

(1)
Dr. Smith stepped down from his role as President, Certara Drug Development Solutions as of March 3, 2025 but remains employed by the Company in a senior advisory and scientific role.

ACCOMPLISHMENTS ACHIEVED BY EXECUTIVE TEAM DURING FISCAL YEAR 2024

During the fiscal year ended December 31, 2024, we continued to execute on our core financial and business objectives. Our key financial and operational results were as follows:
Revenue was $385.1 million, compared to $354.3 million in 2023, representing growth of 9% over 2024.
In 2024, we introduced 36 new software applications and upgrades, including Phoenix Version 8.5, next-generation CoAuthor, and Certara Cloud.

Our software products are licensed by more than 94,000 users and are also used by 23 global drug regulatory agencies, including the FDA, Japan’s Pharmaceuticals and Medical Devices Agency, and China’s National Medical Products Administration.

On October 1, 2024, Certara acquired Chemaxon Kft, a software company that develops leading software products for chemical property prediction, search, and analysis. Used by research scientists globally, Chemaxon software helps to digitize the design, make, test and analyze lifecycle to discover the best new chemical leads.

EXECUTIVE SUMMARY

The primary goal of our executive compensation program is to offer competitive pay that aligns with Certara’s short-term and long-term success. This pay-for-performance approach is designed to attract, motivate and retain top talent, helping us achieve our strategic objectives and enhance stockholder value. To meet these objectives, we have established the following program goals:
▪
reward achievement of both operating performance and strategic objectives;

▪
align the interests of our executive management team and our stockholders by varying compensation based on short-term and long-term business results and delivering a large portion of total pay in the form of Company equity;

▪
differentiate rewards based on performance against business objectives to drive a pay-for- performance culture, with a major portion of executive pay based on achievement of financial performance goals; and

32   |   2025 PROXY STATEMENT

COMPENSATION DISCUSSION & ANALYSIS
▪
promote a balanced incentive focus that does not encourage unnecessary or unreasonable risk-taking.

Executive Compensation Policies and Practices
We are committed to sound executive compensation policies and practices, as highlighted in the following table:
At-Will Employment	We employ our named executive officers at will.
Compensation Clawback Policy	A clawback policy that complies with the requirements of the Dodd-Frank Act, Rule 10D-1 of the Exchange Act, and Nasdaq Listing Rule 5608.
Pay-for-Performance Alignment
We provide the majority of our named executive officer target compensation in the form of annual incentive bonuses and long-term equity compensation, thereby tying realized compensation to achievement of financial goals and the movement of our own stock price.

No Gross-Ups	We do not provide excise tax gross-ups upon a change of control.
No Significant Perquisites	We do not provide significant perquisites to our named executive officers.
Prohibition on Hedging, Pledging and Short Sales
We prohibit short sales, transaction in derivatives and hedging of Certara securities by our named executive officers. Any pledging of Certara securities is subject to pre-clearance and other restrictions as set forth in the Company’s Insider Trading Policy.

Stock Ownership Guidelines	We have stock ownership guidelines for our named executive officers.
Data-Informed Decision Making	The Compensation Committee reviews benchmark information, performance scenario modeling, prior compensation history, stockholder perspectives and other relevant inputs during its deliberations.
Independent Compensation Consultant	The Compensation Committee has directly retained an independent compensation consultant that performs no services to Certara other than services for the Compensation Committee.
EXECUTIVE COMPENSATION OBJECTIVES AND PHILOSOPHY

To achieve our strategic goals and create value for stockholders, it is essential to attract, engage, and retain a skilled senior management team. We achieve this by aligning executive compensation with business results and stockholder interests. Our competitive compensation program enables our management team to benefit from the Company’s financial success when they drive performance that meets both short-term and long-term corporate objectives, thereby enhancing stockholder value. Overall, the target total compensation for our NEOs is designed to be competitive with market practices among our peers (as defined below) and aligned with industry-relevant survey data for similar-sized companies. We believe this approach is necessary to attract and retain top talent in a competitive industry.
Our executives may have cash and equity compensation that deviate from the market median, depending on their individual experience and the impact of their role to the organization. Additionally, because the majority of

2025 PROXY STATEMENT   |   33

COMPENSATION DISCUSSION & ANALYSIS
compensation for all NEOs is variable, earned compensation can vary above or below target based on both the Company’s performance and individual performance.
We provide executive compensation through a combination of the following components:
COMPONENT	RATIONALE
Base salary	Provides a fixed and predictable level of cash compensation to our NEOs.
Annual incentive bonuses
Provides a variable level of cash compensation, in addition to base salary, which is tied directly to annual financial goals, for both the overall business and specific business units, and individual performance.

Long-term equity compensation	Provides long-term stock unit awards that vest based on a combination of time-based and performance-based requirements.
Benefits and perquisites	Ensures broad-based employee benefits intended to attract and retain employees as well as provide retirement, health and welfare security, with limited perquisites.
Severance and other benefits payable upon qualifying terminations of employment or a change of control
Encourages the continued attention and dedication of our NEOs and provides reasonable individual security to enable our NEOs to focus on our best interests, particularly when considering strategic alternatives.

For additional detail on these components of compensation, see “Elements of our Compensation Program” below.
COMPENSATION DETERMINATION PROCESS

Role of the Compensation Committee and Management
Our Compensation Committee is responsible for, among other things, overseeing our compensation policies and practices, determining the compensation of our chief executive officer (“CEO”), and reviewing and approving compensation of other executive officers. Our CEO works closely with the Compensation Committee in managing our executive compensation program and attends meetings of the Compensation Committee. Because of his daily involvement with the executive team, our CEO makes recommendations to the Compensation Committee regarding compensation for the executive officers other than himself. Our CEO does not participate in discussions with the Compensation Committee regarding his own compensation.
Our Board, the Compensation Committee and our management team value stockholder perspectives on our executive compensation program and consider the outcome of the annual stockholder advisory vote on executive compensation — the “Say on Pay” vote. At our 2024 annual meeting of stockholders in May 2024, the compensation of our named executive officers was approved by 94.8% of votes cast. As a result, the Compensation Committee determined that no material changes to the executive compensation program were warranted for 2024.
Role of the Compensation Consultant
From June 16, 2022 to October 21, 2024, Korn Ferry served as the Compensation Committee’s independent compensation consulting firm. On November 15, 2024, the Compensation Committee engaged Meridian Compensation Partners (“Meridian”) to act as its independent compensation consulting firm to provide guidance on the ongoing review of our executive compensation programs, including peer group development, benchmarking executive compensation and the design of short- and long-term incentive plans. In connection

34   |   2025 PROXY STATEMENT

COMPENSATION DISCUSSION & ANALYSIS
with this appointment, the Compensation Committee assessed Meridian’s independence and determined that they are independent, with no conflicts of interest arising from the work they have performed.
Peer Group
Our 2024 peer group of 15 companies (the “2024 Peer Group”) was selected to include companies in the software, life sciences tools and services, and health care technology industries that are within a similar size range to ours, with comparable financial and employee metrics. Our 2024 Peer Group remained unchanged from the prior year and consisted of the following companies:

▪
AbCellera Biologics Inc.

▪
Accolade, Inc.

▪
Alkermes plc

▪
Altair Engineering Inc

▪
Computer Programs and Systems, Inc.

▪
Health Catalyst, Inc.

▪
HealthEquity, Inc.

▪
Medpace Holdings, Inc.

▪ Model N, Inc. ▪ NextGen Healthcare, Inc. ▪ Omnicell, Inc. ▪ Qualys, Inc. ▪ Repligen Corporation ▪ Schrödinger, Inc. ▪ SPS Commerce, Inc.
ELEMENTS OF OUR COMPENSATION PROGRAM

Base Salaries
The objective of our compensation program is to compensate our executives for performing the requirements of their positions and provide them with a level of cash income predictability and stability with respect to a portion of their total compensation. The Compensation Committee believes that base salaries for executives should reflect competitive levels of pay and factors unique to each executive, such as experience and breadth of responsibilities, performance, individual skill set, time in the role, pay relative to peers within the Company’s industry, and base pay in previous roles outside of the Company. Base salaries may be adjusted at times to deal with competitive pressures, changes in job responsibilities, and cost-of-living adjustments.
The following table reflects the annual base salaries of our NEOs as of December 31, 2024, and December 31, 2023, respectively:
Name	Base Salary as of December 31, 2023	Base Salary as of December 31, 2024	Increase	Reason(s) for Increase
William F. Feehery	$795,675	$795,675	No Increase	No Increase
John E. Gallagher III	$575,000	$592,249	3.0%	Merit
Leif E. Pedersen	$427,193	$444,281	4.0%	Merit
Patrick F. Smith	$400,115	$440,171	10.0%	Merit, Market Adjustment
Robert A. Aspbury(1)	$337,649	$378,167	12.0%	Merit, Market Adjustment

(1)
Dr. Aspbury’s base salary is set forth in U.S. dollars. Dr. Aspbury is paid in British Pounds Sterling (GBP) monthly based on the applicable exchange rate, fixed at the time his new salary was approved. The $378,167 amount shown on the Summary Compensation Table is determined by converting the annual total of the monthly amounts paid to Dr. Aspbury, as of December 31, 2024, back to U.S. dollars, at the exchange rate at the time of each monthly payment.

The Compensation Committee may adjust the salaries of our NEOs from time to time to help ensure (i) the retention of these executive officers and (ii) consistency with the general guideline established by our

2025 PROXY STATEMENT   |   35

COMPENSATION DISCUSSION & ANALYSIS
Compensation Committee of targeting total direct compensation for executive officers at the relevant median amount, based on our compensation peer group.
Annual Incentive Bonus Plan
The Annual Incentive Bonus Plan (“AIB Plan”) is designed to motivate our NEOs to achieve short-term performance goals and tie a portion of their annual cash compensation to the performance of the Company for that year. Each NEO is eligible for an annual bonus award under our annual cash-based AIB Plan. For fiscal year 2024, all our NEOs participated in the AIB Plan.
The AIB Plan awards are determined using two principal factors: (i) an individual’s target bonus percentage, which is expressed as a percentage of his or her base salary (“Individual Target”); and (ii) a multiplying factor based on the achievement of certain corporate and divisional goals established by our Compensation Committee at the beginning of each year (“Multiplier”). As expressed formulaically, the bonus amount for each senior executive is determined as follows: Individual Target X Multiplier (which is based on and correlates to the achievement of divisional or corporate goals).
The initial Individual Target for each NEO is established within each NEOs’ employment agreement and may be adjusted from time to time by the Compensation Committee in connection with such NEO’s promotion or performance. In setting or adjusting the applicable Individual Target, the Compensation Committee reviews the past performance of each NEO, contributions made to the Company, the annual benchmarking provided by our independent compensation consultant, and the relationship of pay levels to other senior executives at the Company. It then determines whether an Individual Target is deemed appropriate to increase focus on performance-based pay, ensure retention, and motivate performance against the Company’s strategic initiatives.
The Individual Targets for our NEOs under the 2024 AIB Plan were unchanged from 2023, as set forth in the following table:
Name	2024 Target Bonus (Expressed as a Percentage of Base Salary)
William F. Feehery	100%
John E. Gallagher III	50%
Leif E. Pedersen	55%
Patrick F. Smith	55%
Robert A. Aspbury	55%
For the 2024 AIB Plan, the Compensation Committee selected a combination of adjusted EBITDA and revenue as the key financial metrics for determining the Multiplier portion of the AIB Plan calculation, with adjusted EBITDA achievement contributing 80% relative weight to the Multiplier, and revenue achievement contributing 20% relative weight to the Multiplier.
Adjusted EBITDA is defined as net income (loss) excluding interest expense, provision (benefit) for income taxes, depreciation and amortization expense, intangible asset amortization, equity-based compensation expense, goodwill impairment expense, acquisition and integration expense, and other items not indicative of our ongoing operating performance.
Each of the final annual adjusted EBITDA and revenue measures will be determined by the Compensation Committee, together with its review of the annual fiscal year consolidated financial statements, as qualified against targets. If the Company-wide adjusted EBITDA achievement is less than 90% of established target (regardless of revenue achievement), then no payment will be made under the AIB Plan.
The financial achievement metrics are determined for the overall company and also determined for each business unit, with each NEO’s Multiplier calculated using fixed allocations, as between overall Company and/or business unit performance, applicable to the defined NEO roles, and described below.

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COMPENSATION DISCUSSION & ANALYSIS
For Dr. Feehery and Mr. Gallagher, (i) 20% of their Multiplier under the AIB Plan was tied to the achievement of Company-wide financial metrics as qualified against targets and (ii) 80% was tied to the blended average financial metrics achievement of each of the divisions within the Company as qualified against targets (the “Blended Rate”).
For Mr. Pedersen, Dr. Smith and Dr. Aspbury, (i) 20% of their Multiplier was based on Company-wide adjusted financial metrics achievement as qualified against targets, and (ii) 80% was based on the financial metrics achievement of the respective business unit each such individual leads as qualified against targets (the “Division Rate”).
For each of the Blended Rate and the Division Rate, the financial metrics used to determine the applicable Multipliers are related to the adjusted EBITDA goal attainment and the revenue goal attainment, as measured for each business unit. In each case, the relative weighting allocates 80% of the Multiplier weighted towards adjusted EBITDA performance and 20% weighted towards revenue performance.
These allocations were designed to (i) align Dr. Feehery’s and Mr. Gallagher’s focus equally distributed across the corporate functions and business units; and (ii) align the other NEOs’ primary focus on the business units that they lead, while still having an important stake in the overall success of Company. We believe that this approach encourages collaboration across the business units, as well as building our business in the interest of “one Certara” at the enterprise level.
For 2024, the amounts paid to the NEO participants under the 2024 AIB Plan were calculated by multiplying each NEO participant’s Individual Target by the Multiplier tied to either the Blended Rate or Division Rate. For achievement above a minimum threshold level of the adjusted EBITDA and revenue goals, the Multiplier was based on a pre-determined scale (with a range of 50% to 200% as applied to adjusted EBITDA thresholds and with a range of 50% to 150% as applied to revenue thresholds), and below a threshold scale then no credit is given for such measure, whereby the final bonus may be adjusted by the Compensation Committee outside the pre-determined scale to reflect overall individual and Company performance.
In March 2025, the Compensation Committee approved final aggregate funding of the AIB Plan. In making its determination, the Compensation Committee considered the Company’s and each applicable business unit’s performance relative to each of the performance measures, Company-wide performance over the prior year, and other factors. The Company-wide adjusted EBITDA achievement in fiscal 2024 of $122.0 million exceeded 90% of target, crossing the minimum threshold for any payment under the AIB Plan.
With respect to achievement of the various performance measures that comprise the Multiplier portion of the AIB, the Committee considered that, while each business unit did not achieve 100% of target, the results were above the minimum incentive threshold, with all business unit scores and the corporate scores achieving tiered weighting amounts above a 74% Multiplier, with the exception of one business unit, which scored an individual score of 63%, which was applied to its Division Rate and achieved a Multiplier of 65.2% after factoring in Company-wide performance.
In addition, the Committee also considered the Company’s strong financial performance, including improvements in total revenue (including each of software revenue and service revenue), total bookings (including each of software bookings and service booking), net income (loss) and diluted earnings per share in the twelve months ended December 31, 2024, as compared to the prior year.
In its calculations for the 2024 AIB Plan, in connection with the NEO awards, the Compensation Committee did not make any discretionary revisions to scheduled and tiered rates fixed under the AIB Plan structure or total bonus amounts awarded outside of the underlying award calculation framework of the AIB Plan.
In light of the foregoing, the following table illustrates the calculation of the bonuses payable to our NEOs under the 2024 AIB Plan, based on the applicable Multiplier. In determining actual payout amounts, the Compensation Committee started with the approved AIB funding amount as the baseline for these awards for the NEOs and

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COMPENSATION DISCUSSION & ANALYSIS
then assessed the financial performance on a Company-wide and separate business unit basis for the fiscal year ended December 31, 2024.
Name	2024 Base Salary ($)	2024 Target Bonus (%)	Target Bonus Amount ($)	Applicable Multiplier	Total Bonus Paid ($)
William F. Feehery	795,675	100	795,675	74.0%	588,799
John E. Gallagher III	592,249	50	296,125	74.0%	219,132
Leif E. Pedersen	444,281	55	244,355	74.0%	180,822
Patrick F. Smith	440,171	55	242,094	65.2%	157,845
Robert A. Aspbury	378,167	55	207,992	93.0%	193,432
Long-Term Equity Incentive Awards
We believe that successful performance over the long term is aided by the use of equity-based awards, which create an ownership culture among our employees and provides an incentive to contribute to the continued growth and development of our business. Equity-based awards also allow for a portion of our executive compensation to be “at-risk” and directly tied to the performance of our business. The Compensation Committee has adopted a long-term equity structure that annually awards NEOs market-based equity opportunity in the form of time-based RSUs and PSUs (the “LTI Plan”). All RSUs and PSUs that vest under an annual LTI Plan are settled in shares of common stock. For the 2024 LTI Plan, 40% of the LTI value granted to NEOs was allocated to RSUs, and 60% was allocated to PSUs.
Fiscal 2024 Grants
On April 1, 2024, under the 2024 LTI Plan, we granted RSUs and target PSUs to each of our NEOs as follows:
Name	2024 Long-Term Incentive Value(1)	Long-Term Incentive as a Percentage of Base Salary	RSUs	Target PSUs
William F. Feehery	$5,815,316	731%	124,779	187,168
John E. Gallagher III	$2,123,846	359%	45,571	68,357
Leif E. Pedersen	$1,415,897	319%	30,381	45,571
Patrick F. Smith	$1,415,897	322%	30,381	45,571
Robert A. Aspbury	$1,415,897	374%	30,381	45,571

(1)
The grant date value shown in this column is based on the number of RSUs and target PSUs granted multiplied by the closing stock price on the day before the grant date (April 1, 2024). The number of RSUs and PSUs granted on the grant date was determined based on the following dollar values, divided by $18.4326, which was the VWAP for the thirty calendar day period prior to the grant date of April 1, 2024: William F. Feehery: $5,750,000; John E. Gallagher III: $2,100,000; Leif E. Pedersen: $1,400,000; Patrick F. Smith: $1,400,000; and Robert A. Aspbury: $1,400,000.

The number of equity-based awards granted to each NEO was determined by taking into consideration each NEO’s total direct compensation and alignment to our philosophy of at or above market median total for compensation and equity.
The RSUs granted in 2024 vest annually on the anniversary of the grant date in three equal amounts (one-third each) over the three-year period following the date of grant.
The PSUs granted in 2024 are subject to the Company achieving certain financial performance goals over a three-year performance period comprised of fiscal years 2024, 2025, and 2026 (the “Performance Period”). The PSUs are bifurcated into two equal tranches:

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COMPENSATION DISCUSSION & ANALYSIS
▪
“Tranche I” PSUs are subject to a performance condition based on annual revenue achievement; and

▪
“Tranche II” PSUs are subject to a performance condition based on annual adjusted EBITDA achievement.

The revenue and adjusted EBITDA targets for each year of the performance period are established by the Compensation Committee on an annual basis. For each Tranche, there is a threshold, target, and maximum level of achievement. A “Weighted Percentage” is then ascribed to the applicable level of achievement, starting at 50% for threshold achievement, 100% for target achievement, and 200% for maximum achievement. Any performance achievement under 50% is ascribed a weighted percentage of 0% and any performance achievement above maximum is ascribed a performance achievement of 200%. Unless otherwise determined by the Compensation Committee, if actual performance with respect to any Tranche is between (i) threshold and target or (ii) target and maximum levels of achievement, the Weighted Percentage is determined using linear interpolation between such numbers, rounding to the nearest whole percentage point. Regardless of the level of achievement for any of the fiscal years during the Performance Period, if the adjusted EBITDA margin of the Company averages less than 20% over the first two fiscal years of the Performance Period, all PSUs will be automatically forfeited.
Following the end of the Performance Period, the Compensation Committee will determine (i) the final Weighted Percentage with respect to each Tranche of PSUs by taking the average Weighted Percentages calculated for each fiscal year of the Performance Period and (ii) the adjustment to the final number of PSUs distributed, which will equal the sum of (a) the number of Tranche I PSUs multiplied by the final Weighted Percentage applicable to Tranche I PSUs multiplied by (c) a quotient, the numerator of which is the PSU recipients’ number of full years of employment during the performance period and the denominator of which is three (rounded up to the nearest whole unit), plus (x) the number of Tranche II PSUs multiplied by (b) the final Weighted Percentage applicable to Tranche II PSUs multiplied by (c) the quotient, the numerator of which is the PSU recipients’ number of full years of employment during the Performance Period and the denominator of which is three (rounded up to the nearest whole unit).
The total number of PSUs resulting from the foregoing calculation (“Earned PSUs”) will then be modified by the Company’s total stockholder return (“TSR”) performance relative to the Company’s peer group TSR (the “rTSR Ranking”) for the Performance Period. If the rTSR Ranking is at a level anywhere within the 25th percentile to the 75th percentile, the Earned PSUs will not be adjusted. If rTSR Ranking is achieved at a level greater than the 75th percentile, the Earned PSUs will be adjusted upward by +20% (i.e. a multiple of 1.2). If the rTSR Ranking is within the 25th percentile, the Earned PSUs will be adjusted downward 20% (i.e., a multiple of 0.8).
Vesting of Restricted Stock, Restricted Stock Units, Performance Stock Units During Fiscal Year 2024
As discussed below under “Narrative Disclosure to Summary Compensation Table and Grants of Plan- Based Awards Table — Pre-IPO Class B Units and Converted Restricted Stock,” prior to our December 2020 IPO (the “IPO”), long-term equity incentive awards were granted to our NEOs under the Company’s prior equity incentive plan in the form of Class B Profits Interest Units (“Class B Units”), which were 50% time-vesting and 50% performance-vesting. In connection with the IPO, all outstanding Class B Units were converted into shares of restricted stock granted under 2020 Incentive Plan, with the unvested Class B Units being converted into time-based restricted common stock. For all recipients of Class B Units that were converted into time-based restricted common stock that remains unvested, the vesting period was five years (20% per year, with annual cliff vesting) from the date of the original grant. Because the performance vesting portion of the Class B Units was primarily based on the cash-on-cash return on investment of the prior controlling partner of the Company, the timing of which was outside the control of management, the Board and Compensation Committee at the time felt that it was more equitable and incentivizing to tie all post-IPO vesting to continued employment with the Company.
As discussed below under “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Post-IPO Awards,” our NEOs were awarded PSUs and RSUs in 2022, 2023, and 2024 under our 2020 Incentive Plan. One-third of the RSUs granted to our NEOs on April 1, 2022, vested on April 1, 2023 with another third vesting on April 1, 2024. One-third of the RSUs granted to our NEOs on April 1, 2023, vested

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COMPENSATION DISCUSSION & ANALYSIS
on April 1, 2024. The PSUs granted in 2022, 2023, and 2024 will not be distributed until after the end of the applicable Performance Period (three fiscal years for each grant), but, as of January 1, 2024, each NEO who received a PSU grant in 2022 and 2023 is entitled to two-thirds of the 2022 “Earned PSUs” (as such term is defined in the PSU Award Agreements), and one-third of the 2023 Earned PSUs, as determined after the end of the respective Performance Period.
With respect to the PSU awards granted in 2022, total shares earned by the NEOs at the end of the performance period resulted from the Company’s performance across two metrics: revenue and unlevered free cash flow. In the first year of the performance period, the Company slightly exceeded the revenue target and the unlevered free cash flow threshold but did not meet the thresholds for either measure in the second and third performance years. Based on a weighted payout factor of 27.3%, the following table shows the payouts for the 2022-2024 PSU awards under the 2022 LTI Plan, distributed on April 1, 2025.
NEO	PSUs Target (#)	Weighted Percentage	Total Shares Distributed/Earned
William F. Feehery	109,740	27.3%	29,960
John E. Gallagher III(1)	—	—	—
Leif E. Pedersen	25,939	27.3%	7,082
Patrick F. Smith	25,939	27.3%	7,082
Robert A. Aspbury	25,939	27.3%	7,082

(1)
Mr. Gallagher was not eligible for the 2022-2022 PSU award, as he joined Certara on April 1, 2023.

Benefits and Perquisites
While our compensation philosophy focuses on performance-based forms of compensation while providing only minimal executive benefits and perquisites, we also provide to all our employees, including our NEOs, broad-based, non-cash compensation, such as employee benefits that are intended to attract and retain employees while providing them with retirement and health and welfare security, which include:
▪
U.S. 401(k) Plan. We maintain a tax-qualified defined contribution 401(k) savings plan (the “401(k) Plan”), in which all our U.S.-based employees, including our U.S.-based NEOs, are eligible to participate. The 401(k) Plan allows participants to contribute up to 100% of their compensation on a pre-tax basis into individual retirement accounts, subject to the maximum annual limits set by the Internal Revenue Service. The 401(k) Plan also allows the Company to make employer matching contributions. The Company has historically made employer matching contributions of up to 50% of our employees’ deferral, limited to the first 6% of each employee’s compensation, except for one division for which we match 100% of our employees’ deferral up to 6% of compensation. Participants’ contributions to the 401(k) Plan are immediately fully vested. Participants vest in the matching contributions we make to their accounts after four years of service at a rate of 25% per year, except for one division in which they fully vest after three years of service.

▪
U.K. Pension Plan. The Company also operates a Group Personal Pension Plan covering all U.K. employees, including our UK-based NEO, Dr. Aspbury. Employees are auto-enrolled in the plan who are at least 22 years of age and are paid more than £10,000 a year, up to the State Pension Age. However, all employees who are between the ages of 16 and 75 can elect to join the plan. The Company contributes an additional 8% of salary for those employees who have registered for the Group Personal Pension Plan, which exceeds their duties under U.K. auto enrolment legislation.

▪
Health and Welfare Benefits. Our U.S.-based employees, including our U.S.-based NEOs, are generally eligible to participate in our health and welfare benefit plans, which offer medical, dental, vision, life, and disability insurance coverage, dependent care flexible spending accounts, and health savings and health reimbursement accounts. We also offer a voluntary legal plan and voluntary disability coverage.

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COMPENSATION DISCUSSION & ANALYSIS
▪
Other Benefits and Perquisites. There are no additional benefits or perquisites offered at this time other than those specifically mentioned in this Compensation Discussion & Analysis. For example, we do not currently sponsor any retiree medical or pension benefit plans, club memberships, automobile allowances, use of corporate aircraft for personal travel, or any other personal benefits.

Severance and Change of Control Benefits.
We do not have a formal severance policy. However, we do provide severance benefits to our NEOs as set forth in their respective employment agreements in order to offer competitive total compensation packages and further our executive attraction and retention efforts. Our NEOs’ employment agreements provide for severance payments and benefits upon a termination of employment without cause or a resignation by the executive for good reason (“Qualifying Termination”). See “Executive Compensation — Termination and Severance — Potential Payments to NEOs Upon Termination of Employment or Change of Control,” which describes the payments to which each of the NEOs may be entitled to under their respective employment agreements.
In addition, our equity awards provide for accelerated vesting upon certain termination events and as more fully described below under “Executive Compensation — Termination and Severance — Potential Payments to NEOs Upon Termination of Employment or Change of Control.”
Stock Ownership and Retention Policy
To align the interests of management with those of our stockholders, certain of our executives and non-employee directors (the “Covered Persons”) are required to hold a specific level of equity ownership as outlined below.
Position	Stock Ownership Multiple	Shares Included
CEO	Five times base salary	▪ Stock purchased on the open market;
NEOs, EVPs and SVPs	Two times base salary	▪ Stock obtained through stock option exercises or pursuant to any Company stock purchase plan;
Non-Employee Directors	Five times annual cash retainer	▪ Restricted stock and RSUs subject to time and service conditions only (i.e., excluding those still subject to performance conditions);
▪ Deferred stock units; ▪ Stock held in a 401(k) or other similar vehicle(1); and ▪ Stock beneficially owned in a trust, by a spouse and/or minor children.

(1)
Only applicable to executive officers.

Covered Persons have a five-year period from their appointment to meet the target equity ownership guidelines. Compliance with this policy is assessed on February 1 each year (the “Compliance Date”). Any Covered Person who does not meet the threshold on the Compliance Date will be required to retain 100% of any Company equity acquired (net of taxes) through stock option exercises or the vesting of time-based restricted stock, RSUs, or PSUs, until the next Compliance Date. Until they achieve the required ownership level, Covered Persons must retain 100% of the net shares granted to them.

2025 PROXY STATEMENT   |   41

COMPENSATION DISCUSSION & ANALYSIS
As of February 1, 2025, all Covered Persons were in compliance with the policy, allowing for an initial compliance period, and all NEOs have met their minimum equity ownership thresholds. Messrs. McLean and Spaight are not considered Covered Persons under the relevant policy because they are employees of Institutional Stockholders (as defined in the Stockholders Agreement) and do not receive a cash or stock retainer for their roles as directors of the Company.
ADDITIONAL INFORMATION ABOUT OUR EXECUTIVE COMPENSATION PROGRAM

Hedging and Pledging
To prevent any conflict between personal gain and the best interests of the Company and its stockholders, and to avoid the appearance of impropriety, our insider trading policy prohibits directors and employees from trading in options, warrants, puts, calls, or similar instruments related to the Company’s securities as well as from selling such securities “short.” Additionally, directors and officers are barred from engaging in transactions designed to hedge or offset any decrease in the market value of the Company’s equity securities, such as prepaid variable forward contracts, equity swaps, collars or exchange funds.
Additionally, no employee or director of Certara is permitted to purchase the Company’s securities on margin, borrow against accounts holding the Company’s securities, or pledge these securities as collateral for a loan without obtaining prior approval from the Company’s General Counsel. The General Counsel is not obligated to approve any request for pre-clearance and may refuse the arrangement for any reason.
Tax, Accounting, and Regulatory Considerations
Under the Tax Cuts and Jobs Act, companies may not deduct “performance-based” compensation in excess of $1 million to NEOs under Section 162(m) of the Internal Revenue Code (the “Code”). We consider tax implications when making decisions on executive compensation However, we may choose to provide compensation that is not fully tax deductible if we believe it serves the best long-term interests of our stockholders.
We also consider other regulatory provisions when making executive compensation decisions, such as Section 409A of the Code, which pertains to non-qualified deferred compensation, and Section 280G of the Code regarding compensation pursuant to a change in control.
Additionally, we follow the Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock: Compensation (“Topic 718”) for our stock-based compensation awards. Topic 718 requires companies to calculate the grant date “fair value” of their stock option grants using a variety of assumptions, as well as the grant date “fair value” of their other stock-based awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our executives may never realize any value from their options or other stock-based awards. Topic 718 also requires companies to recognize the compensation cost of their stock option grants and other stock-based awards in their income statements over the period in which an executive is required to render service in exchange for vesting of the option or other award. When determining the types and amounts of equity compensation granted to the NEOs, the Compensation Committee considers the advantages and disadvantages of various equity vehicles, such as stock options, RSUs and PSUs. As part of this consideration, the Compensation Committee considers the overall program cost, which includes the associated compensation expense for financial reporting purposes.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Non-public Information
We do not currently grant new awards of stock options, stock appreciation rights or similar option-like equity awards. Accordingly, we have no specific policy or practice on the timing of grants of such awards in relation to the disclosure of material nonpublic information. In the event we determine to grant new awards of stock options or similar equity awards in the future, the Compensation Committee will evaluate the appropriate steps to take in

42   |   2025 PROXY STATEMENT

COMPENSATION DISCUSSION & ANALYSIS
relation to the foregoing. During fiscal year 2024, we did not grant option awards to our NEOs during the period beginning four business days prior to and ending the one business day following the filing of our periodic reports on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K that discloses material non-public information. We have not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation in fiscal year 2024.

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COMPENSATION COMMITTEE REPORT
The Compensation Committee reviewed and discussed with Company management the foregoing Compensation Discussion and Analysis. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion & Analysis be included in this Proxy Statement for filing with the SEC.
Members of the Compensation Committee
Nancy Killefer, Chair
James Cashman III
Rosemary Crane
David Spaight

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EXECUTIVE COMPENSATION
The tables below reflect the compensation of the Company’s NEOs. See “Compensation Discussion & Analysis” for an explanation of our compensation and philosophy program.
SUMMARY COMPENSATION TABLE

The table below summarizes the compensation paid or accrued to our CEO, CFO, and the three other most highly compensated executive officers who served in these roles at the end of the fiscal year. Collectively referred to as our NEOs, this information covers services rendered over the past three years.
Name and Principal Position	Year(1)	Salary ($)	Bonus ($)	Equity Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
William F. Feehery Chief Executive Officer	2024	795,675	—	5,815,316	588,799	19,825	7,219,615
	2023	795,675	—	6,485,296	509,232	19,825	7,810,028
	2022	795,675	—	4,883,430	543,048	12,172	6,234,325
John E. Gallagher III SVP and CFO	2024	592,250	—	2,123,846	219,132	13,372	2,948,600
	2023	431,250	435,750	3,173,290	184,000	17,854	4,242,144
Leif E. Pedersen President, Chief Commercial Officer	2024	444,281	—	1,415,897	180,822	15,624	2,056,624
	2023	427,193	—	1,532,907	162,120	19,800	2,142,020
	2022	406,850	—	1,154,286	209,528	9,150	1,779,814
Patrick F. Smith President, Certara Drug Development Solutions	2024	440,171	—	1,415,897	157,845	14,163	2,028,076
	2023	400,155	—	1,840,557	165,064	16,803	2,422,579
	2022	381,100	—	1,154,286	231,328	9,150	1,775,864
Robert A. Aspbury President, Certara Predictive Technologies	2024	378,167	—	1,415,897	193,432	29,770	2,017,266
	2023	337,649	—	1,532,907	187,564	27,012	2,085,132
	2022	305,496	—	1,154,286	185,382	27,209	1,672,373

(1)
Mr. Gallagher was not an NEO in 2022.

(2)
The amounts reported in this column for 2024 reflect the aggregate grant date fair value of RSUs and PSUs granted on April 1, 2024. See Note 2 (“Summary of Significant Accounting Policies — (r) Equity-Based Compensation”) and Note 12 (“Equity-Based Compensation”) to our audited consolidated financial statements in our 2024 Annual Report on Form 10-K for a discussion of the valuation of our equity-based awards.

(3)
The value of the 2024 awards at the grant date (which included 40% RSUs and 60% target PSUs) assuming the highest level of performance conditions will be achieved is as follows for: (i) Dr. Feehery: $8,984,070; (ii) Mr. Gallagher: $3,281,130; (iii) Mr. Pedersen: $2,187,414; (iv) Dr. Smith: $2,187,414; and (v) Dr. Aspbury: $2,187,414.

(4)
Amounts shown represent annual payments under our AIB Plan earned for the fiscal year based on the achievement of financial and strategic performance objectives established by our Compensation Committee at the start of the fiscal year. See “Compensation Discussion & Analysis  —  Annual Incentive Bonus Plan” above.

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EXECUTIVE COMPENSATION
(5)
The table below shows the components of this column:

Name	Life Insurance Premiums	401(k) Plan Match	Executive Disability Premiums	Other	Total
W. Feehery	$3,022	$9,900	$6,903	—	$19,825
J. Gallagher III	—	$6,832	$6,540	—	$13,372
L. Pedersen	—	$8,196	$7,429	—	$15,624
P. Smith	—	$7,260	$6,903	—	$14,163
R. Aspbury	—	—	—	$29,770(a)	$29,770

(a)
Reflects the amount the Company paid towards Dr. Aspbury’s pension in the United Kingdom.

Grants of Plan-Based Awards

The table below provides details on awards granted under the Company’s plans for fiscal year ended December 31, 2024. It includes information on potential and future payouts from non-equity incentive plan awards as well as and equity incentive plan awards of RSUs and PSUs.
Name		Approval Date	Grant Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards			Equity Incentive Plan Awards Payouts Under Equity Incentive Plan Awards			Grant Date Fair Value of Stock and Option Awards(1)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
W. Feehery	(2)			397,838	795,675	1,591,350
	(3)	3/28/2024	4/1/2024				93,584	187,168	374,336	$3,569,294
	(4)	3/28/2024	4/1/2024					124,779		$2,246,022
J. Gallagher III	(2)			148,062	296,125	592,249
	(3)	3/28/2024	4/1/2024				34,179	68,357	136,714	$1,303,568
	(4)	3/28/2024	4/1/2024					45,571		$820,278
L. Pedersen	(2)			122,177	244,355	488,709
	(3)	3/28/2024	4/1/2024				22,786	45,571	91,142	$869,039
	(4)	3/28/2024	4/1/2024					30,381		$546,858
P. Smith	(2)			121,047	242,094	484,188
	(3)	3/28/2024	4/1/2024				22,786	45,571	91,142	$869,039
	(3)	3/28/2024	4/1/2024					30,381		$546,858
R. Aspbury	(2)			103,996	207,992	415,984
	(3)	3/28/2024	4/1/2024				22,786	45,571	91,142	$869,039
	(4)	3/28/2024	4/1/2024					30,381		$546,858

(1)
This column reflects the aggregate grant date fair value of the RSU awards and PSU awards, as applicable, granted to each NEO in the 2024 fiscal year without any reduction for risk of forfeiture as calculated in accordance with Topic 718 as of the date of grant. The grant date fair value of the PSUs is shown at target performance.

(2)
This row reflects the potential payouts for grants of annual incentive awards under the Company’s AIB Plan for performance during the fiscal year ended December 31, 2024. Each of the NEOs is assigned a target bonus, which is a percentage of the NEO’s base salary at the end of the fiscal year. The actual amounts of annual incentive bonus awards paid in April 2025 for performance in the 2024 fiscal year are disclosed in the Non-Equity Incentive Plan Compensation column and related footnote of the Summary Compensation

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EXECUTIVE COMPENSATION
Table above. For more information regarding the terms of these annual incentive bonus awards, please see “Compensation Discussion & Analysis — Elements of Our Compensation Program — Annual Incentive Bonus Plan.”
(3)
This row shows the threshold, target, and maximum number of PSUs awarded in 2024. Each PSU award was granted with a target number of units, with actual payments based upon the achievement of performance targets. The PSU grants were made under the 2020 Incentive Plan. PSUs are determined based on average performance metrics for fiscal years 2024, 2025, and 2026 and will be distributed in early 2027. See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Annual Incentive Bonus Plan — Fiscal 2024 Grants.”

(4)
This row shows the number of RSUs awarded in 2024. The RSU grants were made under the 2020 Incentive Plan and vest in three equal installments on April 1, 2025, 2026, and 2027, subject to continued employment, employment agreements, and award terms, as applicable. See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Annual Incentive Bonus Plan — Fiscal 2024 Grants.”

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE

Pre-IPO Class B Units and Converted Restricted Stock
Prior to our IPO, equity awards granted to our NEOs were made by our former majority equity holder, EQT, pursuant to the EQT 2017 Incentive Plan. This equity was granted in the form of “Class B Units,” which were “profits interests” under U.S. federal income tax law having economic characteristics similar to stock appreciation rights (i.e., representing the rights to share in any increase in the equity value of EQT that exceeds specified thresholds).
In connection with the IPO, on December 10, 2020, all outstanding unvested Class B Units, including those held by our NEOs, were exchanged for newly issued shares of our restricted common stock. This exchange was based on the ratio that considered the number of unvested Class B Units held, the applicable distribution threshold applicable to such Class B Units and the value of distributions that the holder would have been entitled to receive had EQT liquidated on the date of such replacement in accordance with the terms of the distribution “waterfall” outlined in the Partnership Agreement. Vested Class B Units were exchanged into shares of our common stock held by EQT using the same formula. The unvested restricted shares were subject to the same time-vesting schedule that applied to the time-vesting Class B Units, with a few key differences:
(i)
These restricted shares will not vest upon a change in control unless the NEO’s employment is terminated without cause following the change in control. However, an exception applies to Dr. Feehery, whose shares will vest upon a change in control regardless of whether his employment is terminated; and

(ii)
These shares received in exchange for performance-based vesting Class B Units will not be subject to performance-based vesting conditions, but instead vest as to 20% on each anniversary of the grant date of the Class B Units, with the exception of Dr. Feehery whose performance-based Class B Units fully vested upon the IPO and were replaced with shares of common stock.

Following the completion of the exchanges of Class B Units described above, except for the restricted stock granted to Dr. Feehery, the unvested restricted shares granted to our NEOs vest as to 20% of the recipient’s time-based vesting Class B Unit award on each anniversary of the grant date of such Class B Unit award, subject to the NEO’s continued employment through each applicable vesting date. The unvested restricted shares granted to Dr. Feehery that were outstanding as of December 31, 2024, vest as to 25% of Dr. Feehery’s time-based vesting Class B Unit award on the first anniversary of the grant date of such Class B Unit award, and as to 2.0833% monthly thereafter, subject to his continued employment. Dr. Feehery’s final restricted stock vesting was on August 31, 2024. Except as noted above, all vesting of restricted stock will cease immediately

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EXECUTIVE COMPENSATION
upon an NEO’s termination of employment for any reason, and all unvested shares of restricted stock will be cancelled and forfeited without consideration upon such termination.
Post-IPO Equity Awards
The 2020 Incentive Plan, approved by our stockholders on December 10, 2020, aims to attract, retain and motivate key personnel, while reinforcing the commitment of officers, directors, and employees to the Company’s success. The 2020 Incentive Plan also seeks to align their interests with those of our stockholders. Awards under the 2020 Incentive Plan may be granted to employees, directors, officers, consultants, or advisors of the Company or its subsidiaries.
The 2020 Incentive Plan allows for the following types of awards:
▪
Options;

▪
Restricted Stock and RSUs; and

▪
Other Equity-Based Awards and Cash-Based Awards.

In 2024, the Compensation Committee authorized the issuance of two types of awards to our NEOs: (i) RSUs and (ii) PSUs. The specific characteristics of these awards are detailed below.
The 2020 Incentive Plan provides that no more than the number of shares of common stock equal to the plan share reserve may be issued in the aggregate pursuant to the exercise of incentive stock options. The “plan share reserve” was established with 20,000,000 shares, provided, however, that the plan share reserve shall be increased on the first day of each fiscal year beginning with the 2021 fiscal year to an amount equal to the lesser of (i) the positive difference, if any, between (x) 4.0% of the outstanding common stock on the last day of the immediately preceding fiscal year and (y) the plan share reserve on the last day of the immediately preceding fiscal year and (ii) a lower number of shares of our common stock as determined by our Board of Directors. No increases in the plan share reserve were made in either 2023 or 2024. As of December 31, 2024, the plan share reserve consisted of 13,699,466 shares. The maximum number of shares of common stock granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, may not exceed $1,000,000 in total value, except for certain awards made to a non-executive chair of our Board of Directors. Certain “substitute awards” will not be counted against the plan share reserve.
All awards granted under the 2020 Incentive Plan will vest and/or become exercisable in such manner and on such date or dates or upon such event or events as determined by the Compensation Committee, which administers the 2020 Incentive Plan. This may include performance-related conditions. Additionally, the Compensation Committee has discretion to adjust awards and their terms of awards in response to certain events. The Compensation Committee may also determine that awards granted under the 2020 Incentive Plan include dividends or dividend equivalents.
No award may be granted under the 2020 Incentive Plan after the tenth anniversary of the effective date (as defined therein), but awards granted before then may be extended beyond that date. The Compensation Committee may amend or terminate this plan at any time (with stockholder approval, where required).
Awards are generally not transferrable other than by will or the laws of descent and distribution, but the Compensation Committee may permit certain transfers. Additionally, all awards are subject to (i) reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with any clawback, forfeiture, other similar policy adopted by the Board of Directors or the Compensation Committee, and (ii) applicable law. The Compensation Committee may also provide for a cancellation of or forfeiture of gain on awards if a participant engages in any detrimental activity (including, but not limited to, any activity that would be grounds to terminate the participant’s employment or service for cause).

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EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT 2024 YEAR END

Outstanding Equity Awards at December 31, 2024
The table below provides details on the outstanding awards granted to our NEOs as of the end of the 2024 fiscal year.
			Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Pan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
William F. Feehery	—	—	227,799(2)	2,426,059
William F. Feehery			336,656(3)(4)	3,585,386
John E. Gallagher III	—	—	85,500(5)	910,575
John E. Gallagher III			125,205(6)	1,333,433
Leif E. Pederson	51,224(7)	545,536	54,732(8)	582,896
Leif E. Pederson			80,905(4)(9)	861,638
Patrick F. Smith	—	—	69,035(10)	735,223
Patrick F. Smith			80,905(4)(9)	861,638
Robert A. Aspbury	31,069(11)	330,885	54,732(12)	582,896
Robert A. Aspbury			80,905(4)(9)	861,638

(1)
Calculated using the closing market price of common stock on the Nasdaq on December 31, 2024, of $10.65 per share.

(2)
For Dr. Feehery, the number in this column includes: (i) 36,580 RSUs, unvested as of December 31, 2024, from an initial grant of 109,740 RSUs awarded on April 1, 2022 with the vesting schedule completed as of April 1, 2025; (ii) 66,440 RSUs, unvested as of December 31, 2024, from an initial grant of 99,659 RSUs awarded on April 1, 2023, with one-third having vested on each of April 1, 2024 and April 1, 2025 and the final one-third scheduled to vest on April 1, 2026; and (iii) 124,779 RSUs, unvested as of December 31, 2024, awarded on April 1, 2024, with one-third having vested on April 1, 2025, and the remaining two-thirds are scheduled to vest in one-third increments on April 1, 2026 and April 1, 2027.

(3)
The number in this column includes: (i) 109,740 target PSUs granted on April 1, 2022; (ii) 149,488 target PSUs granted on April 1, 2023; and (iii) 187,168 target PSUs granted on April 1, 2024.

(4)
The payout of these target PSUs is contingent upon meeting specific performance metrics established in advance. If the performance goals are met, the target PSUs are expected to be paid in 2025, 2026, and 2027 for the grants made on April 1, 2022, April 1, 2023, and April 1, 2024, respectively. Each payout is also subject to the conditions of the award.

(5)
For Mr. Gallagher, the number in this column includes: (i) 14,663 RSUs, unvested as of December 31, 2024, from an initial grant of 29,326 RSUs awarded on April 1, 2023, with the first half having vested as on April 1, 2024, with the vesting schedule completed as of April 1, 2025; (ii) 25,266 RSUs, unvested as of December 31, 2024, from an initial grant of 37,898 RSUs awarded on April 1, 2023, with one-third having vested on each of April 1, 2024 and April 1, 2025 and the final one-third scheduled to vest on April 1, 2026;

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EXECUTIVE COMPENSATION
and (iii) 45,571 RSUs, unvested as of December 31, 2024, awarded on April 1, 2024, with one-third having vested on April 1, 2025 and the remaining two-thirds are scheduled to vest in one-third increments on April 1, 2026 and April 1, 2027.
(6)
The number in this column includes (i) 56,848 target PSUs granted on April 1, 2023; and (ii) 68,357 target PSUs granted on April 1, 2024. The payout of these target PSUs is contingent upon meeting specific performance metrics established in advance. If the performance goals are met, the target PSUs are expected to be paid in 2026 and 2027 for the grants made on April 1, 2023, and April 1, 2024, respectively.

(7)
For Mr. Pedersen, the number in this column includes 51,224 shares of restricted stock from an initial award of 256,118 shares granted on September 9, 2020. The restricted stock vests in five equal installments, with the final 51,224 shares scheduled to vest on September 9, 2025.

(8)
For Mr. Pedersen, the number in this column includes: (i) 8,647 RSUs, unvested as of December 31, 2024, from an initial grant of 25,939 RSUs awarded on April 1, 2022, with the vesting schedule completed as of April 1, 2025; (ii) 15,704 RSUs, unvested as of December 31, 2024, from an initial grant of 23,556 RSUs awarded on April 1, 2023, with one-third having vested on April 1, 2025 and the final one-third scheduled to vest on April 1, 2026; and (iii) 30,381 RSUs, unvested as of December 31, 2024, awarded on April 1, 2024, with one-third having vested on April 1, 2025. The remaining two-thirds are scheduled to vest in one-third increments on April 1, 2026 and April 1, 2027.

(9)
The number in this column includes (i) 25,939 target PSUs granted on April 1, 2022; (ii) 35,334 target PSUs granted on April 1, 2023; and (iii) 45,571 target PSUs granted on April 1, 2024.

(10)
For Dr. Smith, the number in this column includes: (i) 8,647 RSUs, unvested as of December 31, 2024, from an initial grant of 25,939 RSUs awarded on April 1, 2022, with the vesting schedule completed as of April 1, 2025; (ii) 15,704 RSUs, unvested as of December 31, 2024, from an initial grant of 23,556 RSUs awarded on April 1, 2023, with one-third having vested on April 1, 2025, and the final one-third scheduled to vest on April 1, 2026; (iii) 14,303 RSUs, unvested as of December 31, 2024, from an initial grant of 21,454 RSUs awarded on October 5, 2023, with the remaining two-thirds scheduled to vest in one-third increments on October 5, 2025 and October 5, 2026; and (iv) 30,381 RSUs awarded on April 1, 2024, with one third-having vested on April 1, 2025. The remaining two-thirds are scheduled to vest in one-third increments on April 1, 2026 and April 1, 2027.

(11)
For Dr. Aspbury, the number in this column includes 31,069 shares of restricted stock, unvested as of December 31, 2024, from an initial award of 155,342 shares granted on August 31, 2020. The restricted stock vests in five equal installments, with the final 31,069 shares scheduled to vest on August 31, 2025.

(12)
For Dr. Aspbury, the number in this column includes: (i) 8,647 RSUs, unvested as of December 31, 2024, from an initial grant of 23,939 RSUs awarded on April 1, 2022, with the vesting schedule completed as of April 1, 2025; (ii) 15,704 RSUs, unvested as of December 31, 2024, from an initial grant of 23,556 RSUs awarded on April 1, 2023, with one-third having vested on April 1, 2025 and the final one-third scheduled to vest on April 1, 2026; and (iii) 30,381 RSUs, unvested as of December 31, 2024, awarded on April 1, 2024, with one-third having vested on April 1, 2025. The remaining two-thirds are scheduled to vest in one-third increments on April 1, 2026 and April 1, 2027.

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EXECUTIVE COMPENSATION
OPTION EXERCISES AND STOCK VESTED

The following table provides information regarding the amounts received by our NEOs upon exercise of options or similar instruments or the vesting of stock or similar instruments during our most recent fiscal year.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
William F. Feehery(2)	190,523	3,404,220
John E. Gallagher III(3)	27,295	488,035
Leif E. Pedersen(4)	91,207	1,317,983
Patrick F. Smith(5)	39,570	649,301
Robert A. Aspbury(6)	114,682	1,726,397

(1)
Calculated using the closing market price of common stock on the Nasdaq on the vesting date (or the prior date closing if the vesting falls on a weekend or holiday).

(2)
The totals for Dr. Feehery include: (a) 30,400 shares of restricted stock that vested during the year, (b) 59,799 PSUs that vested on March 5, 2024 and (c) 100,324 RSUs that vested on April 1, 2024. For fiscal year 2024, Dr. Feehery’s restricted stock had the following vesting dates and stock prices: January 31 ($16.16); February 29 ($16.88); March 28 ($17.88); April 30 ($17.11); May 31 ($16.95); June 28 ($13.85); July 31 ($15.61); and August 31 ($12.25). The stock price was $18.88 when the PSUs vested on March 5, 2024 and $17.88 when the RSUs vested on April 1, 2024.

(3)
The total for Mr. Gallagher includes 27,295 RSUs that vested on April 1, 2024 with a stock price of $17.88 on the vesting date.

(4)
The totals for Mr. Pedersen include: (a) 51,224 shares of restricted stock that vested on September 9, 2024, (b) 15,548 PSUs that vested on March 5, 2024, and (c) 24,435 RSUs that vested on April 1, 2024. For fiscal year 2024, the stock price was $11.47 when the restricted stock vested on September 9, 2024, $18.88 when the PSUs vested on March 5, 2024 and $17.88 when the RSUs vested on April 1, 2024.

(5)
The totals for Dr. Smith include: (a) 11,037 shares of restricted stock that vested on April 16, 2024, and (b) 21,382 RSUs that vested on April 1, 2024 and 7,151 RSUs that vested on October 4, 2024. For fiscal year 2024, the stock price was (a) $17.07 when the restricted stock vested on April 16, 2024, (b) $17.88 when the RSUs vested on April 1, 2024, and (c) $10.99 when the RSUs vested on October 4, 2024.

(6)
The totals for Dr. Aspbury include: (a) 74,698 shares of restricted stock that vested during the year, (b) 15,549 PSUs that vested on March 5, 2024, (c) 22,603 RSUs that vested on April 1, 2024, and (d) 1,832 RSUs that vested on July 1, 2024. For fiscal year 2024, the restricted stock for Dr. Aspbury had the following vesting dates and stock prices: April 16 ($17.44), August 31 ($12.25), and November 8 ($11.03). The stock price was $18.88 when the PSUs vested on March 5 and $17.88 and $13.85 when the RSUs vested on April 1, 2024, and July 1, 2024, respectively.

EMPLOYMENT AGREEMENTS

William F. Feehery
As of May 14, 2019, the Company and Dr. Feehery entered into an employment agreement (the “Feehery Agreement”) for Dr. Feehery to lead our Company as CEO starting on June 3, 2019. The Feehery Agreement provides for an initial annual base salary of $750,000 and an initial target annual discretionary bonus equal to 60% of his then current base salary, contingent upon achieving certain individual and Company performance objectives that will be decided by our Board or the Compensation Committee. The base salary and annual bonus for Dr. Feehery are subject to yearly evaluation and potential increases as determined from time to time by the Compensation Committee, and the updated amounts, as of December 31, 2024, are reflected in the Summary

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EXECUTIVE COMPENSATION
Compensation Table and other tables within this Proxy Statement. The Feehery Agreement also provides certain rights relating to compensation associated with a Change of Control. See “Executive Compensation — Termination and Severance — Potential Payments to NEOs Upon Termination of Employment or Change of Control.” Additionally, Dr. Feehery is party to a restrictive covenants agreement that includes perpetual confidentiality and non-disparagement provisions, as well as non-competition and non-solicitation of employees and clients during employment and for one year thereafter.
John E. Gallagher III
On April 1, 2023, the Company and Mr. Gallagher entered into an employment agreement (the “Gallagher Agreement”) for Mr. Gallagher to serve as Certara’s Senior Vice President and CFO. The Gallagher Agreement provides for an initial annual base salary of $575,000 per year, and he will be eligible for an initial target annual discretionary bonus equal to 50% of his then current base salary. On April 1, 2023 (the “Start Date”), Mr. Gallagher received equity awards pursuant to the Company’s 2020 Equity Incentive Plan with an aggregate value of $2,750,000, consisting of the following: (i) performance stock units with a value of $1,260,000, in accordance with the terms of the 2023 performance stock unit agreement applicable to all officers participating in such plan to be approved by the Company’s Compensation Committee; (ii) restricted stock units with a value of $840,000, vesting in three equal installments on each of the first three anniversary dates of the Start Date; and (iii) restricted stock units with a target value of $650,000, vesting in two equal installments on each of the first two anniversary dates of the Start Date.
The Gallagher Agreement also provides for certain rights relating to compensation associated with certain terminations of employment or a Change of Control. See “ Termination and Severance — Potential Payments to NEOs Upon Termination of Employment or Change of Control.” The Gallagher Agreement also imposes certain restrictive covenants on Mr. Gallagher, including perpetual confidentiality and non-disparagement, intellectual property assignment, non-competition during employment and for one year thereafter, and non-solicitation of our employees and customers during employment and for one year thereafter.
On November 7, 2023, the Company entered into an Amended and Restated Employment Agreement with Mr. Gallagher (the “A&R Employment Agreement”), pursuant to which, in addition to the consideration described above, the Company agreed to pay Mr. Gallagher $235,750, representing an unpaid annual bonus from a prior employer, and to reimburse Mr. Gallagher for reasonable legal fees and expenses in pursuing the unpaid bonus claim against his prior employer. Pursuant to the A&R Employment Agreement, Mr. Gallagher has agreed to reimburse the Company for any amounts recovered from his prior employer up to the amount paid by the Company.
Leif E. Pedersen
Effective as of July 30, 2020, we entered into an employment agreement with Mr. Pedersen (the “Pedersen Agreement”). The Pedersen Agreement provides for an initial annual base salary of $375,000 and an initial target annual discretionary bonus equal to 46% of his then current base salary, based upon achievement of specific individual and Company performance objectives to be established by our Board or the Compensation Committee. Mr. Pedersen’s base salary is subject to annual review and possible increases, as may be determined by the Compensation Committee from time to time, and the updated amounts, as of December 31, 2024, are reflected in the Summary Compensation Table and other tables within this Proxy Statement. The Pederson Agreement also provides for certain rights relating to compensation associated with certain terminations of employment or a Change of Control. See “Termination and Severance — Potential Payments to NEOs Upon Termination of Employment or Change of Control.” In addition, the Pedersen Agreement imposes certain restrictive covenants on Mr. Pedersen, including perpetual confidentiality and non-disparagement, intellectual property assignment, and non-competition during employment and for one year thereafter, and non- solicitation of our employees and customers during employment and for two years thereafter.
Patrick F. Smith
Effective September 2, 2016, we entered into an employment agreement with Dr. Smith (the “Smith Agreement”). The Smith Agreement provides for an initial annual base salary of $250,000 and an initial target annual

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EXECUTIVE COMPENSATION
discretionary bonus up to 30% of his then current base salary, based upon achievement of specific individual and Company performance objectives to be established by our Board or the Compensation Committee. Dr. Smith’s base salary is subject to annual review and possible increases, as may be determined by the Board from time to time, and the updated amounts, as of December 31, 2024, are reflected in the Summary Compensation Table and other tables within this Proxy Statement. The Smith Agreement also provides certain rights relating to compensation associated with certain terminations or a Change of Control. See “ Termination and Severance — Potential Payments to NEOs Upon Termination of Employment or Change of Control.” The Smith Agreement also imposes certain restrictive covenants on Dr. Smith, including perpetual confidentiality, intellectual property assignment, non-competition (during employment and for one year thereafter) and non-solicitation of our employees and customers (during employment and for two years thereafter).
As previously disclosed, Dr. Smith stepped down from his role as President, Certara Drug Development Solutions, as of March 3, 2025 but remains employed by the Company in a senior advisory and scientific role.
Robert A. Aspbury
Effective April 15, 2019, we entered into an employment agreement with Dr. Aspbury (the “Aspbury Agreement”). The Aspbury Agreement provides for an initial annual base salary of £200,000 and an initial target annual discretionary bonus up to 40% of his then current base salary based upon achievement of specific individual and Company performance objectives to be established by our Board of Directors or the Compensation Committee. Dr. Aspbury’s base salary is subject to annual review and possible increases, as may be determined by the Board from time to time, and the updated amounts, as of December 31, 2024, are reflected in the Summary Compensation Table and other tables within this Proxy Statement. The Aspbury Agreement also provides certain rights relating to compensation associated with a Change of Control. See “Termination and Severance — Potential Payments to NEOs Upon Termination of Employment or Change of Control.” The Aspbury Agreement also imposes certain restrictive covenants on Dr. Aspbury, including perpetual confidentiality, and non-competition and non-solicitation of our employees and customers (during employment and for one year thereafter).
TERMINATION AND SEVERANCE

Potential Payments to NEOs Upon Termination of Employment or Change of Control
The information provided below outlines and estimates the compensation that would be payable under various plans and arrangements if each NEO’s employment had ended on December 31, 2024. This estimate is based on the NEO’s compensation as of that date and the terms of their employment agreement and arrangements in effect at that time. Below you will find a description of the provisions governing payments as well as any significant conditions or obligations related to receiving them.
The figures in the table do not include payments and benefits that are provided to all salaried employees upon termination of employment, as long as these benefits are not more favorable in scope, terms, or application for the NEOs compared to other employees.
Benefits Payable as a Result of Voluntary Termination of Employment by Employee, Termination of Employment by Employee Due to Retirement or by the Company for Cause.
In the event of a voluntary termination of employment, retirement or termination by the Company for cause, no NEO would have been entitled to any payments at December 31, 2024.

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EXECUTIVE COMPENSATION
Benefits Payable as a Result of Termination of Employment by the Company Without Cause or by NEO for Good Reason
Elements	William F. Feehery	John E. Gallagher III	Leif E. Pedersen	Patrick F. Smith	Robert A. Aspbury
Severance	$1,591,350(1)	$296,125(2)	$222,141(2)	$220,085(2)	$189,084(3)
Pro rata bonus	$588,799(4)	$296,125(6)	—	—	—
Unvested restricted stock units	—	—	—	—	—
Unvested performance stock units	—	—	—	—	—
Unvested restricted stock	—	—	—	—	—
Health Insurance	$27,426(5)	—	—	—	—

(1)
Represents a severance period of 12 months and corresponding amounts equal to Dr. Feehery’s (i) annual base salary of $795,675, as in effect for the most recently completed fiscal year at December 31, 2024, plus (ii) the annual target bonus for such period of $795,675, which equals 100% of the annual base salary for the same period.

(2)
Represents a severance period of six months and a corresponding amount equal to six months base salary, as in effect for the most recently completed fiscal year at December 31, 2024.

(3)
Dr. Aspbury is not entitled to severance payment but is entitled to receive a six-month notice if he is terminated without cause.

(4)
Represents payment of the annual bonus payable for the current year, at December 31, 2024, assuming executive had remained employed through the payment date as then calculated, the pro rata amount being equal to 100% of the target annual bonus for the year 2024.

(5)
Dr. Feehery will receive monthly payments for 12 months following his termination, equal to the difference between the monthly COBRA premium cost for the healthcare coverage that he selects and the monthly contribution paid by active employees for the same level of coverage.

(6)
Represents payment of the full annual target bonus amount for the current year, at December 31, 2024, the pro rata amount being equal to 100% for the year 2024.

Benefits Payable as a Result of Termination of Employment by the Company Without Cause or for Good Reason Following a Change in Control(1),(2)
Elements	William F. Feehery	John E. Gallagher III	Leif E. Pedersen	Patrick F. Smith	Robert A. Aspbury
Severance	$1,591,350(3)	$296,125(4)	$222,141(4)	$220,085(4)	$189,084(5)
Pro rata bonus	$588,799(6)	$296,125(6)	—	—	—
Unvested restricted stock units	$2,426,059(7)	$910,575(8)	$582,896(7)	$735,223(7)	$582,896(7)
Unvested performance stock units	$2,680,603(9)	$873,826(9)	$645,042(9)	$645,042(9)	$645,042(9)
Unvested restricted stock	—	—	$545,536(10)	—	$330,885(10)
Health Insurance	$27,426(11)	—	—	—	—

(1)
The information in this table and the footnotes hereto describe amounts payable as a result of certain terminations of employment by the applicable NEO or the Company following a change in control. The NEOS do not have provisions in their respective employment agreements that result in enhanced payments, under such agreements, in the event of a change in control, accordingly the NEOs are not entitled to enhanced severance, pro rata bonus or health or welfare benefits in connection with a change in control. However, they are entitled to enhanced payouts with respect to equity in the event of a change in control. The table reflects those rights to severance and pro rata bonus, as applicable, in the general event of termination of employment by Company without cause or an executive’s resignation for good reason, in all

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applicable contexts, including in connection with a change in control. The amounts payable as a result of termination of employment by the NEO or the Company following a going private transaction are generally equal to or less than the amounts payable as a result of termination of employment by the NEO or the Company following a change in control.
(2)
The amounts in this table assume that the applicable NEO has either been terminated without “cause” or resigned for “good reason” following a change in control or going private transaction in accordance with such terms as defined in the applicable NEO’s employment agreement and equity award agreements.

(3)
Represents a severance period of 12 months and corresponding amounts equal to Dr. Feehery’s (i) annual base salary of $795,675, as in effect for the most recently completed fiscal year, at December 31, 2024, plus (ii) the annual target bonus for such period of $795,675, which equals 100% of the annual base salary for the same period.

(4)
Represents a severance period of six months and a corresponding amount equal to six months base salary, as in effect for the most recently completed fiscal year, at December 31, 2024.

(5)
Dr. Aspbury is not entitled to severance payment but he is entitled to receive a six-month notice if he is terminated without cause.

(6)
For Dr. Feehery, pursuant to the terms of his employment agreement, the amount represents payment of the annual bonus payable for the current year, at December 31, 2024, assuming the executive had remained employed through the payment date as then calculated, the pro rata amount being equal to 100% for the year 2024. For Mr. Gallagher, pursuant to terms of his employment agreement, amount represents payment of the full annual target bonus amount for the current year, at December 31, 2024, the pro rata amount being equal to 100% of the target annual bonus for the year 2024.

(7)
Represents the full vesting of the 2022, 2023 and 2024 fiscal year grants of restricted stock units, as applicable, as follows: Dr. Feehery: 36,580 units ($389,577), 66,440 units ($707,586), and 124,779 units, ($1,328,896), respectively; Mr. Pedersen: 8,647 units ($92,091), 15,704 units ($167,248), and 30,381 units ($323,558), respectively; and Dr. Aspbury: 8,647 units ($92,091), 15,704 units ($167,248), and 30,381 units ($323,558), respectively. For Dr. Smith, this represents the full vesting of the 2022 fiscal year grant of restricted stock units which consists of 8,647 units ($92,091), the full vesting of the 2023 restricted stock units which consists of 15,704 units ($167,248), and 14,303 units ($152,327), and the full vesting of the 2024 of restricted stock units of 30,381 units ($323,558).

(8)
Represents the full vesting of the 2023 (two grants) and 2024 fiscal year grants of restricted stock units to Mr. Gallagher of 25,266 units ($269,083), 14,663 units ($156,161), and 45,571 units ($485,331).

(9)
Represents the estimated vesting of the 2022, 2023 and 2024 target performance stock units as follows:

For the 2022 PSU Grant: Based on an actual overall performance achievement of 27.3% for the three-year performance period. The allocations are as follows: Dr. Feehery: 29,960 units ($319,074); Mr. Pedersen: 7,082 units ($75,423); Dr. Smith: 7,082 units ($75,423); and Dr. Aspbury: 7,082 units ($75,423). Mr. Gallagher did not receive a 2022 PSU award.
As of December 31, 2024, the estimated achievement for the 2023 PSU Grant over the three-year performance period was 47.3%. This estimate is based on actual performance of 0% for 2023 and 42% for 2024, with an estimated performance of 100% for 2025. The allocations are as follows: Dr. Feehery: 70,758 units ($753,569); Mr. Gallagher: 26,908 units ($286,571); Mr. Pedersen: 16,725 units ($178,119); Dr. Smith: 16,725 units ($178,119); and Dr. Aspbury: 16,725 units ($178,119).
As of December 31, 2024, the estimated achievement for the 2024 PSU Grant over the three-year performance period was 80.7%. This estimate is based on actual performance of 42% for 2024, with an estimated performance of 100% for years 2025 and 2026. The allocations are as follows: Dr. Feehery: 150,982 units ($1,607,960); Mr. Gallagher: 55,141 units ($587,255); Mr. Pedersen: 36,761 units ($391,500); Dr. Smith: 36,761 units ($391,500); and Dr. Aspbury: 36,761 units ($391,500).
(10)
Represents the full vesting of restricted stock for Mr. Pedersen: 51,224 shares ($545,536) and Dr. Aspbury: 31,069 shares ($330,885).

2025 PROXY STATEMENT   |   55

EXECUTIVE COMPENSATION
(11)
Dr. Feehery will receive monthly payments for 12 months following his termination, equal to the difference between the monthly COBRA premium cost for the healthcare coverage that he selects and the monthly contribution paid to active employees for the same level of coverage.

Termination Provisions in Employment Agreements

Pursuant to the Feehery Agreement, in the event Dr. Feehery’s employment is terminated by us without “cause” or by Dr. Feehery for “good reason” (each as defined in the Feehery Agreement) and Dr. Feehery executes and does not revoke a general release of claims in favor of the Company and complies with the restrictive covenants to which he is subject following such termination, then Dr. Feehery will receive (i) any unpaid annual bonus in respect of any completed fiscal year that has ended prior to the date of such termination, payable in a lump sum at such time as annual bonuses are paid to our other senior executives, (ii) subject to satisfaction of the applicable performance objectives, a pro rata portion of the annual bonus otherwise payable to Dr. Feehery for the fiscal year in which such termination occurs, based on the number of days he was employed, (iii) the sum of his base salary plus his target bonus amount, payable in substantially equal amounts over the 12 month period following such termination, (iv) monthly payments for 12 months following such termination equal to the difference between the monthly COBRA premium cost for the health care coverage elected by Dr. Feehery under the Company’s group health plan and the monthly contribution paid by active employees for the same level of coverage (subject to mitigation, to the extent Dr. Feehery and his dependents become eligible to receive health benefits as a result of Dr. Feehery’s subsequent employment or service) and (v) all accrued but unpaid obligations.
Pursuant to the Gallagher Agreement, the Pedersen Agreement, the Smith Agreement, in the event that the employment of Messrs. Gallagher, Pedersen, or Dr. Smith, as the case may be, is terminated by us without “cause” or by any of the foregoing for “good reason” (each as defined in the applicable employment agreement) and the applicable NEO executes and does not revoke a general release of claims in favor of the Company and complies with the restrictive covenants to which each is subject following such termination, then such individual will receive (i) continuation of his base salary for six months in the case of Mr. Gallagher, Mr. Pedersen and Dr. Smith, following such termination and (ii) all accrued but unpaid obligations, including any unpaid annual bonus that has been authorized by the Company and approved by our CEO in respect of any completed fiscal year that has ended prior to the date of such termination. In the case of Dr. Aspbury, except in the case of gross misconduct, in which we may terminate his employment immediately without notice, we are required to provide Dr. Aspbury six months’ notice prior to his termination date, during which time he will receive his full salary.
With the exception of the Aspbury Agreement, the term “cause” in the employment agreement, generally denotes dishonesty, misconduct, conviction of or pleading no contest to a felony or any other criminal charge that adversely impacts the performance of the NEO’s duties, substance abuse, misappropriation of funds, or business opportunities, gross neglect of duties, fraud, willful dishonesty, violation of the NEO’s restrictive covenants under the applicable employment agreement, or a material breach of the applicable employment agreement. The Aspbury Agreement does not define “cause,” but provides that Dr. Aspbury may be dismissed without notice if he commits an act of gross misconduct.
Except for the Aspbury Agreement, “good reason” under the employment agreements generally means, without the NEO’s prior written consent: (i) a material reduction in base salary or target annual bonus opportunity; (ii) a material reduction of duties and responsibilities; (iii) a relocation of the NEO’s principal office to a location more than 50 miles away; or (iv) the Company’s material breach of provisions of the applicable employment agreement. To be considered a resignation from employment for good reason, the NEO must provide written notice of termination within 30 days of the occurrence of such conditions giving rise to good reason and the Company must fail to cure the grounds that constitute good reason.
Restrictive Covenants
Each of the NEO’s employment agreements contains restrictive covenants as described above. See “Employment Agreements.”

56   |   2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
CEO PAY RATIO

We are providing the ratio of the total annual compensation of our CEO to the total annual compensation of our median compensated employee (“median employee”).
Item 402 of Regulation S-K generally requires us to identify the “median employee” only once every three years, and Certara last identified its median employee for fiscal 2022. As permitted by the SEC’s pay ratio rules, we used the same median employee to calculate our fiscal 2024 pay ratio that we used to calculate our fiscal 2022 pay ratio, as we believe that there have been no changes in our employee population or employee compensation arrangements that would result in a significant change to our pay ratio disclosure.
Our determination of which employee was the median employee for compensation purposes was based on compensation data for all employees (other than our CEO) as of October 1, 2022 (the “Determination Date”), which was in the last three months of our 2022 fiscal year. Our employee population as of the Determination Date consisted of 1,175 individuals in the United States and in international locations (including our consolidated subsidiaries) who were employed by us on a full-time, part-time, or seasonal basis, including employees on a leave of absence. Contractors and other non-employees were not included in our employee population.
To identify the median-paid employee among our employees (other than the CEO), we used total cash compensation, based on our payroll data, which includes regular base pay, overtime pay, retroactive pay, and any cash bonuses and commissions, for the trailing twelve-month period preceding October 1, 2022 (“Determination Period”). We annualized the cash compensation for those employees who were hired during that Determination Period. For employees who qualify and participate in our annual bonus program but did not receive a bonus in 2022 for their 2021 contributions due to starting employment in the fourth quarter of 2021, we assumed and included an estimated annual bonus using bonus target amounts aligned with applicable job position/title. The compensation data did not include the value of any equity grants.
For employees paid other than in U.S. dollars, we converted their compensation to U.S. dollars using the average monthly foreign exchange rate in effect for each month during the Determination Period. We did not make any cost-of-living adjustments for employees outside of the United States.
After identifying the median employee as of the Determination Date, we calculated annual total compensation for such employee using the same methodology we use to determine Dr. Feehery’s annual total compensation in the Summary Compensation Table for fiscal year 2022. We did not include the compensation provided under non-discriminatory benefit plans for either the median employee or Dr. Feehery.
The results of our calculations are as follows:
▪
Our median employee’s annual compensation is $145,240.

▪
Dr. Feehery’s annual total compensation is $7,219,615.

▪
The ratio of Dr. Feehery’s total annual compensation to that of our median employee’s total annual compensation for fiscal 2024 is 50:1.

For additional information about the compensation of our CEO, see the “Compensation Discussion and Analysis” section elsewhere in this Proxy Statement.
We believe this ratio is a reasonable estimate, calculated in a manner consistent with SEC rules, based on our payroll and employment records and the methodology described above.
In selecting the median employee, reporting companies are permitted to use reasonable estimates, assumptions, and methodologies based on their own facts and circumstances. As such, the pay ratio reported by other companies may not be comparable to the pay ratios reported above, as other companies may have different employment and compensation practices and may utilize different estimates, assumptions, and methodologies in calculating their own pay ratios.

2025 PROXY STATEMENT   |   57

EXECUTIVE COMPENSATION
TREATMENT OF EQUITY AWARDS

RSUs.   Pursuant to the approved grant award agreement for each recipient, upon a termination of employment for any reason, all vesting with respect to a participant’s RSUs will cease, and unvested shares of RSUs will be forfeited to the Company for no consideration as of the date of termination. In the event of a termination as a result of a participant’s death, unvested RSUs will remain outstanding for one month following the date of such termination but shall be eligible to vest only to the extent the Compensation Committee determines, during such a one-month period, to accelerate the vesting of such unvested RSUs, and if the Committee fails to make such determination, the unvested RSUs will terminate without further action at the end of such a period. Notwithstanding the foregoing, RSUs will, to the extent not vested, become fully vested if the participant undergoes a termination other than for cause in connection with or within 12 months following a Change in Control (as defined in each grant award agreement).
PSUs.   Upon a termination of employment for “cause” prior to the date that the final performance metrics are determined and shares are distributed, all of the participant’s PSUs will be forfeited to the Company as of the date of such termination. In the event of a Change in Control during the performance period, the Compensation Committee will determine the achieved performance metric for the year in which the Change in Control occurs and any subsequent year during the performance period, with distribution of all earned units occurring at the end of the performance period.
Pre-IPO Shares.   Pursuant to the exchange agreement, unvested Class B Profit Interest Units were exchanged for restricted common stock. Any unvested restricted common stock will vest upon the stockholder’s termination by the Company without “cause” following the occurrence of a Change in Control.

58   |   2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
PAY VERSUS PERFORMANCE

Year(1)	Summary Compensation Table Total for CEO	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Non-CEO Named Executive Officers(2)(5)	Average Compensation Actually Paid to Non-CEO Named Executive Officer(2)(5)	Value of Initial Fixed $100 Investment Based On:(3)		Net Income	Company- Selected Measure: Adjusted EBITDA(6)
					Total Share-holder Return	Peer Group Total Share-holder Return(4)
2024(7)	$7,219,615	$2,037,690	$2,306,748	$256,571	$27.97	$82.64	$(12,051,000)	$122,046,000
2023	$7,810,028	$4,396,333	$2,212,277	$1,415,136	$46.19	$79.94	$(55,357,000)	$123,108,000
2022	$6,234,325	$(4,571,474)	$1,905,302	$(1,519,004)	$42.21	$82.12	$14,731,000	$120,174,000
2021	$6,244,695	$2,332,290	$2,028,857	$798,169	$74.63	$116.62	$(13,266,000)	$103,713,000
2020	$3,626,241	$71,866,945	$1,837,169	$12,730,099	$88.55	$104.12	$(49,397,000)	$87,877,000
(1)
Certara is providing this disclosure pursuant to 17 CFR 229.402(v) for the last five fiscal years; the Company’s CEO and principal executive officer for each of the years presented was William F. Feehery.

(2)
As required by 17 CFR 229.402(v)(3), the following tables disclose each of the amounts deducted and added to columns Compensation Actually Paid to CEO and Average Compensation Actually Paid to Non-CEO Named Executive Officers.

(3)
Total shareholder return amounts assume an initial investment of $100 on December 31, 2020 and the reinvestment of dividends.

(4)
The S&P Small Cap 600 Healthcare Index (i.e., the published industry or line-of-business index used in the stock performance graph in the 10-K).

(5)
The non-CEO NEOs for the fiscal years presented are:

Fiscal Year:	2020	2021	2022	2023	2024
Non-CEO NEOs:	M. Andrew Schemick Leif E. Pedersen	M. Andrew Schemick Leif E. Pedersen Robert A. Aspbury Justin Edge Craig Rayner	M. Andrew Schemick Leif E. Pedersen Robert A. Aspbury Patrick F. Smith	M. Andrew Schemick Leif E. Pedersen Robert A. Aspbury Patrick F. Smith John E. Gallagher III	Leif E. Pedersen Robert A. Aspbury Patrick F. Smith John E. Gallagher III

(6)
For purposes of this section, we have identified Adjusted EBITDA as our Company-Selected Measure, the calculation of which is described in our Annual Report on Form 10-K for the year ended December 31, 2024 in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Measures.”

2025 PROXY STATEMENT   |   59

EXECUTIVE COMPENSATION
(7)
For Fiscal Year 2024:

Description	CEO	Non-CEO NEOS
Compensation as reported in the summary compensation table	$7,219,615	$2,306,748
Minus
Grant date fair value from summary compensation table	$(5,815,316)	$(1,615,384)
Plus
Year-end fair value of any equity awards granted during the respective year that remain outstanding and unvested at the end of the year	$1,805,930	$1,977,366
Year-over-year change in fair value as of the respective year-end for equity awards granted in a prior year that remain outstanding and vested at the end of that year	$(714,954)	$(1,454,444)
Fair value as of the vesting date for any equity awards granted and vested within the respective year	—	—
Change in fair value from the prior year-end to the vesting date for equity awards granted in a prior year that vested during the respective year	$(457,585)	$(957,715)
Reduction for the fair value as of the end of the prior year for any equity awards granted during that prior year that failed to be vesting during the respective year	—	—
Value of any dividends or other earnings paid on equity awards prior to vesting date that are not otherwise included in the fair value of the award or other reported compensation amounts	—	—
Total	$2,037,690	$256,571
The compensation paid to our principal executive officer, Dr. Feehery, and our other NEOs set forth in the table above include the value of equity granted prior to the IPO (under our Equity Incentive Plan) and after the IPO (under our 2020 Incentive Plan). For a description of the type of equity granted under our 2017 Incentive Plan, see “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Pre-IPO Class B Units and Converted Restricted Stock.” For a description of the type of equity granted under our 2020 Incentive Plan, see “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table —  Post-IPO Equity Awards.”
Prior to the IPO, the Class B Units were valued by EQT on a quarterly basis based on EQT’s internal analysis, leveraging commonly recognized valuation methodologies, but also periodically determined by an independent valuation advisor. For purposes of determining compensation actually paid, we calculated the value of the applicable Class B Units at the end of 2019 based on the fair value attributed to them on that date. We then determined the value of the common stock at the time periods required for the number of shares for which the applicable number of Class B Units were exchanged using the conversion formula used in the exchange of Class B Units for common shares at the time of the IPO.
The vast majority of “compensation actually paid” for our CEO and NEOs in 2020 is based on the material increase in value from the equity awards pre-IPO v. post-IPO, and, for our CEO, the accelerated vesting of his performance-based profits interest units (“PIUs”) at the time of the IPO. Accordingly, the value of compensation actually paid for 2020 is atypical and a direct result of (i) the fact that the pre-IPO was illiquid and therefore represents the accumulated increase of value in the equity over more than one year, (ii) for our CEO, the accelerated vesting of certain PIUs at the time of the IPO, and (iii) the increase in market value of the Company as a result of the IPO process.

60   |   2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Relationship Between Compensation Actually Paid and Cumulative Stockholder Return

CEO and NEOs CAP in millions; Company TSR and Peer TSR in US Dollar per share on return of $100.
Relationship Between Compensation Actually Paid and Net Income

CEO and NEOs CAP in millions; Net Income in millions

2025 PROXY STATEMENT   |   61

EXECUTIVE COMPENSATION
Relationship Between Compensation Actually Paid and Adjusted EBITDA

Compensation Actually Paid vs. Adjusted EBITDA
Dollars in millions
140
120
100
80
60
40
20
0
-20
$88
$104
$120
$123
$122
$71.87
$12.70
$2.33
$0.79
-$4.57
-$1.52
$4.40
$1.40
$2.03
$0.30
2020
2021
2022
2023
2024
PEO
non-PEO NEO's
Adjusted EBITDA (millions)

CEO and NEOs CAP in millions; Adjusted EBITDA in millions.
Financial Performance Measures
The following is a list of financial performance measures that represent the most important financial performance measures (used by the Company to link compensation actually paid to our CEO and NEOs for fiscal year 2024 to Company performance):
▪
Revenue

▪
Adjusted EBITDA

▪
Bookings

62   |   2025 PROXY STATEMENT

PROPOSAL 3 — NON-BINDING ADVISORY VOTE TO APPROVE THE 2024 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
As required by the Exchange Act, we are seeking stockholder approval, on an advisory (non- binding) basis, of the compensation of our NEOs as disclosed under the “Compensation Discussion & Analysis” and “Executive Compensation Tables” sections of this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our executive compensation philosophy, policies and practices as described in this Proxy Statement. We conduct this vote annually, the frequency preferred by our stockholders, and intend to hold the next vote at next year’s annual meeting. We expect to hold the next nonbinding, advisory vote related to the frequency of our “say-on-pay” proposals in 2028.
In considering your vote, we invite you to review the Company’s compensation philosophy and program under “Compensation Discussion Analysis.” As described in the Compensation Discussion & Analysis, we believe that the Company’s executive compensation program effectively aligns the interests of our NEOs with those of our stockholders by tying a significant portion of compensation to the Company’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executive officers critical to the Company’s long-term success. We are asking our stockholders to vote “FOR” the adoption of the following resolution:
“RESOLVED, that the stockholders of Certara, Inc. (“Certara”) approve, on an advisory basis, the compensation of Certara’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in Certara’s Proxy Statement for the 2025 Annual Meeting under the headings ‘Compensation Discussion & Analysis’ and ‘Executive Compensation Tables’.”
While we intend to carefully consider the voting results of this proposal, the vote is advisory in nature and therefore not binding on us, our Board or our Compensation Committee. Our Board and Compensation Committee value the opinions of all our stockholders and will consider the outcome of this vote when making future compensation decisions for our NEOs.
VOTE REQUIRED FOR APPROVAL

Approval of this proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of common stock present in person or represented by proxy at the 2025 Annual Meeting and entitled to vote on the proposal.
The Board unanimously recommends that you vote FOR this Proposal.

2025 PROXY STATEMENT   |   63

PROPOSAL 3 — NON-BINDING ADVISORY VOTE TO APPROVE THE 2024 COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS
EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information about our equity compensation plans as of December 31, 2024. All outstanding awards relate to our common stock.
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Equity Awards	Weighted- Average Exercise Price of Outstanding Equity Awards (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a) (c))
Equity Compensation Plans Approved by Stockholders	3,446,440(1)	—	13,699,466(2)
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total	3,446,440	—	13,699,466

(1)
Consists of time-based restricted stock unit awards issued under our 2020 Incentive Plan.

(2)
Represents shares available for future issuance under the Certara, Inc. 2020 Employee Stock Purchase Plan and 1,700,000 shares available for future issuance under our 2020 Incentive Plan. On the first day of each fiscal year beginning in fiscal year 2021, the 2020 Incentive Plan provides for an annual automatic increase of the shares reserved for issuance in an amount equal to the lesser of (i) the positive difference, if any, between (x) 4.0% of the outstanding common stock on the last day of the immediately preceding fiscal year and (y) the plan share reserve on the last day of the immediately preceding fiscal year and (ii) a lower number of shares of our common stock as determined by our Board.

64   |   2025 PROXY STATEMENT

OUR EXECUTIVE OFFICERS
The following individuals are our current executive officers:
William F. Feehery(1)	Chief Executive Officer
John E. Gallagher III	Senior Vice President and Chief Financial Officer
Robert A. Aspbury	President, Certara Predictive Technologies
Leif E. Pedersen	President, Chief Commercial Officer
Adrian McKemey	President, Certara Drug Development Solutions
Daniel D. Corcoran	Senior Vice President and General Counsel
Rona Anhalt	Chief Human Resources Officer

(1)
The biography for William F. Feehery appears above under “Proposal 1 — Election of Class II Directors Named Herein.”

John E. Gallagher III, 52, has been serving as Senior Vice President and Chief Financial Officer of the Company since April 2023. Prior to joining us, Mr. Gallagher served as CFO of Cue Health, a publicly traded healthcare technology company, from March 2021 to March 2023. Prior to Cue Health, Mr. Gallagher was at Becton, Dickinson & Co. (“BD”), a multinational medical technology company, where he served as Senior Vice President, CFO of its Medical Segment and Treasurer from July 2018 to February 2021. Upon joining BD in 2012, he was named Corporate Treasurer, a role he held throughout his tenure at the company. Mr. Gallagher also had responsibility for corporate finance, including financial planning and analysis, and was Senior Vice President, Controller and Chief Accounting Officer from December 2014 to July 2018. Prior to BD, he served as Vice President, Financial Planning & Analysis at NBC Universal from October 2009 to September 2012. Mr. Gallagher also served as Assistant Controller of Corporate Treasury for General Electric Company from October 2006 to October 2009. He began his career with Ford Motor Company, holding various roles across Treasury, Internal Audit, and Product Development.
Robert A. Aspbury, Ph.D., 53, has been serving as President of Certara Predictive Technologies (previously referred to as both our Scientific Software and Simcyp division) since January 2020. Prior to this appointment, he served as Simcyp’s Chief Operating Officer from April 2019 to December 2019. Prior to joining the Company, Dr. Aspbury served as Vice President of Strategic Solutions, Biosimilars, for Covance Inc., a contract research organization and drug development services company (a subsidiary of Laboratory Corporation of America) from September 2016 to March 2019, and as Vice President and General Manager, Global Clinical Pharmacology from November 2011 to August 2016. Dr Aspbury served in multiple finance roles during his tenure at Covance Inc. and is a qualified chartered accountant.
Leif E. Pedersen, 61, has been serving as President, Chief Commercial Officer since August 2023. Prior to this appointment, he served as President of Software from September 2020 to August 2023. Prior to joining the Company, Mr. Pedersen was a Senior Operating Partner at SymphonyAI, an operating group of artificial intelligence companies, from October 2019 to August 2020, Chief Executive Officer of BIOVA (a division of Dassault Systèmes), a scientific product development software firm, from September 2017 to September 2019, and Executive Vice President at Innovative Interfaces, a library management software company, from December 2015 to August 2017.
Adrian McKemey, Ph.D., 61, has been serving as President of Certara Drug Development Solutions since March 2025. Prior to joining the Company, Dr. McKemey served as Head of Enterprise Transformation at IQVIA from January 2022 to February 2025, where he led strategic initiatives focused on business transformation, portfolio management, and operational efficiencies in drug development. From 2016 to 2022, he served as Senior Vice President and Head of R&D Strategy Solutions at IQVIA (formerly Quintiles), overseeing global R&D strategies and enterprise-wide innovation initiatives. Earlier in his career, Dr. McKemey was a Principal in the Life Sciences practice at the Boston Consulting Group in New York, advising biopharmaceutical clients on R&D and commercialization strategies.

2025 PROXY STATEMENT   |   65

OUR EXECUTIVE OFFICERS
Daniel D. Corcoran, 58, has been serving as Senior Vice President and General Counsel since May 2024. Previously he served as Senior Vice President of Legal and General Counsel for Nexthink SA, an enterprise technology company providing SaaS and professional services solutions for Global 2000 and national government customers worldwide from September 2018 to May 2024. Before Nexthink, Mr. Corcoran held leadership roles at Seattle-based public companies, working on IPOs, M&A, corporate finance, product development and launches, compliance, and new markets. Earlier in his legal career, Mr. Corcoran practiced as a corporate finance associate with Sullivan & Cromwell LLP and represented clients from offices in Frankfurt and New York.
Rona S. Anhalt, 60, has served as our Chief Human Resources Officer since May 2024. Before joining the Company, Ms. Anhalt was the Chief People Officer at EQRx, Inc, a company focused on developing oncology and immune-inflammatory treatments, from August 2020 to November 2023. EQRx was acquired by Revolution Medicines in November 2023. Prior to her role at EQRx, she was the Corporate Vice President, Human Resources at Celgene Corporation, a company in cancer immunology drug development, from 2017 to 2020, and was Executive Director of Human Resources for Global Hematology, Oncology, and Franchises from 2016 to 2017. Ms. Anhalt held various human resources positions with increasing responsibility at Novartis Pharmaceuticals from 1986 to 2016.

66   |   2025 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
RELATED PERSONS TRANSACTION POLICY

We have a written policy on transactions with related persons, which we refer to as our “related persons transaction policy.” Our related persons transaction policy requires that all “related persons” (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our general counsel any “related person transaction” (defined as any transaction that is anticipated to be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. Our General Counsel will communicate that information to our Board of Directors or to a duly authorized committee thereof. Our related persons transaction policy provides that no related person transaction will be executed without the approval or ratification of our Board or a duly authorized committee thereof. It is our policy that any directors interested in a related person transaction must recuse themselves from any vote on a related person transaction in which they have an interest.
REGISTRATION RIGHTS AGREEMENT

We are party to a registration rights agreement with Arsenal, dated November 3, 2022 (the “Registration Rights Agreement”). The Registration Rights Agreement contains provisions that entitle Arsenal to certain rights to have their securities registered by the Company under the Securities Act. While the Registration Rights Agreement is in effect, Arsenal is entitled to (i) four “demand” registrations, (ii) one underwritten offering in any consecutive 90-day period and (iii) two underwritten offerings in any consecutive 360-day period, subject in each case to certain limitations. In addition, the Registration Rights Agreement provides that the Company will share certain expenses of Arsenal relating to such registrations and indemnify Arsenal against certain liabilities which may arise under the Securities Act.
STOCKHOLDERS AGREEMENT

Pursuant to the Stockholders Agreement with Arsenal, Arsenal has the right to nominate two directors to our Board until the latest of: (i) from the closing date of the EQT/Arsenal Transaction until the two-year anniversary thereof, for so long as Arsenal continues to own 100% of the shares Arsenal purchased in connection with the transaction, (ii) after the two-year anniversary of the closing date of the transaction, for so long as Arsenal beneficially owns at least 12% of the total number of Adjusted Shares Outstanding (as defined in and calculated by the Stockholders Agreement) and (iii) from the closing date of the transaction until the five-year anniversary thereof, for so long as Arsenal continues to own 100% of the shares Arsenal purchased in connection with the transaction, as such number may be adjusted from time to time for any reorganization, recapitalization, stock dividend, stock split, reverse stock split or other similar changes in the Company’s capitalization. Arsenal’s right to nominate two directors to our Board will be reduced to the right to nominate one director to our Board if Arsenal beneficially owns at least 6%, but less than 12%, of the total number of Adjusted Shares Outstanding. Any individual designated by Arsenal to be nominated to our Board (any individual so designated, an “Arsenal Director Nominee”) must be (i) a full-time senior employee of Arsenal Capital Management LP or its affiliates, such as an investment partner, a senior partner or an operating partner, or (ii) another individual that Arsenal reasonably believes is appropriately qualified to serve as a director on the board of a public company, provided that the designation of any individual pursuant to clause (ii) is subject to the consent of the Board (excluding any Arsenal Director Nominees), acting in its sole discretion. See “Certain Relationships and Related Party Transactions — Stockholders Agreement.”

2025 PROXY STATEMENT   |   67

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
STOCKHOLDERS AGREEMENT

Pursuant to the Stockholders Agreement, for so long as Arsenal has the right to nominate any persons to our Board, (i) we must include the Arsenal nominee(s) on the slate that is included in our proxy statements relating to the election of directors of the class to which such person belong and provide the same level of support for the election of each such persons as we provide to any other candidate standing for election as a director as part of the Company’s slate of directors, and (ii) we must include on the slate that is included in our proxy statement relating to the election of directors only the Arsenal nominee(s) and the other nominees (if any) nominated by the Nominating and Corporate Governance Committee of our Board. For so long as Arsenal is entitled to designate a director to our Board, Arsenal has agreed to vote in favor of the Company’s slate of directors that is included in our proxy statements. As long as the Board is classified, the Arsenal Director Nominees shall be Class I and Class III directors, as designated by Arsenal.
In the event that an Arsenal Director Nominee ceases to serve as a director for any reason (other than (i) the failure of the Company’s stockholders to elect such individual as a director or (ii) due to Arsenal no longer having the right to designate such an Arsenal Director Nominee), Arsenal will be entitled to designate a replacement Arsenal Director Nominee and the Company will take all reasonable actions necessary to cause the appointment of any such replacement Arsenal Director Nominee to fill the resulting vacancy, subject to the foregoing ownership requirements.
For so long as Arsenal has the right to designate two Arsenal Director Nominees for nomination to serve on the Board, the Board (excluding the Arsenal Director Nominees) shall appoint one Arsenal Director Nominee to the Nominating and Corporate Governance Committee and one Arsenal Director Nominee to the Compensation Committee. At such time that Arsenal ceases to have the right to designate two Arsenal Director Nominees but continues to have the right to designate one Arsenal Director Nominee for nomination to serve on the Board, the Board (excluding any Arsenal Director Nominees) shall appoint one Arsenal Director Nominee (who is specified by Arsenal) to either the Nominating and Corporate Governance Committee or the Compensation Committee (or allow such Arsenal Director Nominee to continue to serve on such committee, as applicable), and immediately remove the other Arsenal Director Nominee from any and all committees of the Board. At such time that Arsenal ceases to have the right to designate any directors to our Board, the Board (excluding any Arsenal Director Nominees) may immediately remove any and all Arsenal Director Nominees from any and all committees of the Board.
INDEMNIFICATION OF DIRECTORS AND OFFICERS

We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements, together with our amended and restated bylaws, provide that we will jointly and severally indemnify each indemnitee to the fullest extent permitted by the Delaware Corporation General Law from and against all loss and liability suffered and expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by or on behalf of the indemnitee in connection with any threatened, pending, or completed action, suit, or proceeding. Additionally, we agree to advance to the indemnitee all out-of-pocket costs of any type or nature whatsoever incurred in connection therewith.

68   |   2025 PROXY STATEMENT

STOCK OWNERSHIP TABLE
The table below sets forth, to the best of the Company’s knowledge and belief, certain information as of March 28, 2025, with respect to the beneficial ownership of the Company’s common stock by (i) each NEO of the Company, (ii) each director or director nominee of the Company, (iii) all directors and executive officers as a group, and (iv) each person that beneficially holds more than 5% of any class of the outstanding shares of the Company based on the Company’s review of SEC filings.
We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has sole or shared “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities in which he or she has no economic interest. Except as otherwise indicated in the footnotes to the table below, we believe that the beneficial owners of the common stock listed below, based on the information furnished by such owners, have sole voting power and investment power with respect to such shares, subject to applicable community property laws. We have based our calculation of the percentage of beneficial ownership on 161,475,707 shares of common stock issued (not including treasury shares) and outstanding as of March 28, 2025.
In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock as to which the person has the right to acquire beneficial ownership within 60 days of March 28, 2025, including shares of our common stock underlying RSUs and PSUs that are currently releasable or releasable within 60 days of March 28, 2025. We did not deem these shares outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Certara Inc., 4 Radnor Corporate Center, Suite 350, Radnor, PA 19087. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

2025 PROXY STATEMENT   |   69

STOCK OWNERSHIP TABLE
Name of Beneficial Owner	Shares(1)	Percentage
Named Executive Officers and Directors:
William Feehery(2)	2,390,507	1.48
John Gallagher(2)	60,704	*
Leif Pedersen(2)	133,412	*
Patrick Smith(2)	83,799	*
Robert Aspbury(2)	323,022	*
Eran Broshy(2)	34,951	*
Adrian McKemey(3)	—	*
James Cashman III(2)	468,440	*
Cynthia Collins(2)	36,089	*
Rosemary Crane(2)	29,915	*
Nancy Killefer(2)	36,089	*
Stephen McLean(4)	42,000	*
John Reynders(2)	10,708	*
David Spaight(4)	—	*
Matthew Walsh(2)	197,559	*
All executive officers and directors as a group (16) persons)(5)	3,763,396	2.33
5% Stockholders:	—
Arsenal Capital Partners(6)	36,345,835	22.51
BlackRock, Inc.(7)	13,956,611	8.64
The Vanguard Group(8)	12,544,252	7.77
Wasatch Advisors LP(9)	9,015,941	5.58

*
Less than 1%

(1)
Participants’ RSUs and PSUs that vest more than 60 days from the date referenced above do not count as part of their beneficial ownership of shares, and they do not have any voting rights with regard to the RSUs and PSUs. The RSUs and PSUs are granted under the Company’s 2020 Incentive Plan and represents a right to receive one share of common stock or the cash equivalent thereof.

(2)
Includes the following shares obtainable within 60 days of March 28, 2025, as follows: (i) upon the vesting of RSUs: Dr. Feehery, 111,393 shares; Mr. Gallagher, 42,486 shares; Mr. Pedersen, 26,626 shares; Dr. Smith, 26,626; and Dr. Aspbury, 26,626 shares; and (ii) upon the vesting on April 1, 2025 of PSUs issued on April 1, 2022: Dr. Feehery, 29,960 shares; Mr. Pedersen, 7,082 shares; Dr. Smith, 7,082 shares and Dr. Aspbury, 7,082 shares.

Includes unvested restricted stock as follows: Mr. Pedersen, 51,224 shares; Dr. Aspbury, 31,069 shares; and Mr. Walsh, 29,120 shares.
Also includes the following shares obtainable within 60 days of March 28, 2025, (a) upon the vesting of RSUs: Mr. Broshy 11,928 shares; Mr. Cashman III, 11,928 shares; Ms. Collins, 11,928 shares; Ms. Crane, 11,928 shares; Ms. Killefer, 11,928 shares; Dr. Reynders, 10,708 shares; and Mr. Walsh, 11,928 shares. The RSUs awarded to directors’ vest on the earlier of the one-year anniversary of the date of grant or the date of the Company’s next stockholder meeting. Includes 9,324 vested RSUs that Ms. Crane deferred under the Director Deferral Plan.
(3)
Mr. McKemey joined the Company on March 3, 2025.

(4)
The address of Messrs. McLean and Spaight is Arsenal Capital Group LLC, 277 Park Ave., Floor 34, New York, NY 10172.

70   |   2025 PROXY STATEMENT

STOCK OWNERSHIP TABLE
(5)
Also includes shares beneficially owned by Mr. Daniel D. Corcoran and Ms. Rona Anhalt. Does not include shares held by Mr. Smith who previously served as an executive officer, but was no longer an executive officer on March 28, 2025.

(6)
Based on a Schedule 13D filed with the SEC on December 16, 2022, by (i) Arsenal Capital Partners III LP (“Partners III”); (ii) Arsenal Capital Partners III-B LP (“Partners III-B”); (iii) Arsenal Saturn Holdings LP (“Holdings LP”); (iv) Arsenal Capital Investment VI LP (“Investment VI LP”), by virtue of it being the general partner of Holdings LP; (v) Arsenal Capital Investment III LP (“Investment III LP”), by virtue of it being the general partner of Partners III and Partners III-B; and (vi) Terry M. Mullen and Jeffrey B. Kovach, by virtue of them making up the investment committee that governs Investment VI LP and Investment III LP. Partners III directly holds 3,559,745 shares of common stock and has shared voting power and share dispositive power over those shares, (ii) Partners III-B (together with Partners III, the “Arsenal III Funds” and, together with Holdings LP, the “Arsenal Funds”) directly holds 2,831,569 shares of common stock and has shared voting power and shared dispositive power over those shares, and (iii) Holdings LP directly holds 29,954,521 shares of common stock and has shared voting power and shared dispositive power over those shares (and Investment VI LP by virtue of it being the general partner of Holdings LP), and Investment III LP is the general partner of each of the Arsenal III Funds. Investment VI LP (together with Investment III LP, the “Investment LPs”) is the general partner of Holdings LP. Each Investment LP is governed by a limited partner committee consisting of Terry M. Mullen and Jeffrey B. Kovach. As such, Terry M. Mullen and Jeffrey B. Kovach have the power to control each Investment LP’s voting and investment decisions and may be deemed to have beneficial ownership of 36,345,835 common shares held by the Arsenal Funds and have shared voting power and shared dispositive power over those shares.

(7)
Based on a Schedule 13G filed with the SEC on January 25, 2024, BlackRock, Inc. and several of its subsidiaries (i) BlackRock Advisors, LLC; (ii) Aperio Group, LLC, (iii) BlackRock (Netherlands) B.V.; (iv) BlackRock Fund Advisors; (v) BlackRock Institutional Trust Company, National Association; (vi),BlackRock Asset Management Ireland Limited; (vii) BlackRock Financial Management, Inc.; (viii) BlackRock Asset Management Schweiz AG; (ix) BlackRock Investment Management, LLC; (x) BlackRock Investment Management (UK) Limited; (xi) BlackRock Asset Management Canada Limited; (xii) BlackRock Investment Management (Australia) Limited; (xiii) BlackRock Advisors (UK) Limited; and (xiv) BlackRock Fund Managers Ltd (“BlackRock”) beneficially owns 13,956,611 shares of common stock. BlackRock has sole voting power over 13,569,009 shares of common stock, sole dispositive power over 13,956,611 shares of common stock and no shared power to vote or shared power to dispose. The principal address of BlackRock is 500 Hudson Yards, New York, NY 10001.

(8)
Based upon Amendment No. 2 to Schedule 13G filed with the SEC on February 13, 2023, The Vanguard Group beneficially owns 12,544,560 shares of common stock. The Vanguard Group has shared voting power over 59,808 shares of common stock, sole dispositive power over 12,544,560 shares of common stock and shared dispositive power over 174,308 shares of common stock. The principal address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(9)
Based upon a Schedule 13 G filed with the SEC on November 14, 2024, Wasatch Advisors LP (“Wasatch Advisors”) beneficially owns 9,015,941 shares of common stock. Wasatch Advisors has sole voting power and sole dispositive power over 9,015,941 shares of common stock. The principal address of Wasatch Advisors is 505 Wakara Way, Salt Lake City, UT 84108.

2025 PROXY STATEMENT   |   71

OTHER MATTERS
STOCKHOLDER RECOMMENDATIONS OF DIRECTOR CANDIDATES

If you are a stockholder who would like to recommend a candidate for our Nominating and Corporate Governance Committee to consider for possible inclusion in our 2026 proxy statement, you must send notice to the Secretary, Certara, Inc., 4 Radnor Corporate Center, Suite 350, Radnor, PA 19087, by registered, certified or express mail, in accordance with the time periods set forth in the Company bylaws, which is no earlier than January 21, 2026 and no later than February 20, 2026, and provide a brief biographical sketch of the recommended candidate, a document indicating the recommended candidate’s willingness to serve if elected, and evidence of your stock ownership. The Nominating and Corporate Governance Committee or its Chairperson will then consider the recommended director candidate on a substantially similar basis as it considers other nominees.
STOCKHOLDER PROPOSALS FOR INCLUSION IN THE 2026 PROXY STATEMENT

Stockholders who wish to present a proposal in accordance with SEC Rule 14a-8 for inclusion in our proxy materials to be distributed in connection with our 2026 Annual Meeting of stockholders must submit their proposals in accordance with that rule so that they are received by the Secretary at the address set forth above no later than December 9, 2025. If the date of our 2026 Annual Meeting is scheduled more than 30 days before or after May 21, 2026, the deadline for timely receiving any proposals will be a reasonable period before we start printing and distributing our proxy materials. If a proposal is not delivered according to this procedure, it may not be considered timely. Additionally, as per SEC regulations, submitting a proposal on time does not guarantee its inclusion in our proxy materials.
OTHER STOCKHOLDER PROPOSALS OR NOMINATIONS FOR PRESENTATION AT THE 2026 ANNUAL MEETING

If a stockholder wishes to bring business to a meeting for consideration other than a matter brought pursuant to SEC Rule 14a-8, including a director nomination, the stockholder must give our Secretary written notice of the stockholder’s intent to do so and provide the information required by the provision of our bylaws dealing with stockholder proposals and director nominations. The notice of such a proposal or director nomination must be delivered to (or mailed to and received at) the address set forth above no earlier than January 21, 2026 and no later than February 20, 2026, unless our 2026 Annual Meeting of stockholders is to be held more than 30 days before, or more than 70 days after, May 21, 2026, in which case the stockholder’s notice must be delivered not earlier than the close of business on the 120th day prior to the 2026 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2026 Annual Meeting or the 10th day after public announcement of the date of the 2026 Annual Meeting is first made. In the event that the number of directors to be elected at the 2026 Annual Meeting is increased and no public announcement naming all of the nominees or specifying the size of the increased Board has been made by February 10, 2026, then notice of a stockholder’s nomination to fill the new position or positions may be delivered to (or mailed to and received at) the address set forth above no later than the close of business on the 10th day after public announcement of such increase is first made. The requirements for such stockholder’s notice are set forth in our bylaws, which are posted in the Corporate Governance section of the Investor Relations page on our website. In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 23, 2026.

72   |   2025 PROXY STATEMENT

OTHER MATTERS
AVAILABILITY OF ANNUAL REPORT

Our Proxy Statement and Annual Report are available free of charge on the Investors Relations page on our website at www.certara.com under “Company — Investors — Financials & Filings — SEC Filings.” We will provide by mail, without charge, a copy of the Annual Report at your request. Please direct all inquiries to our Investor Relations Department at Certara, Inc. at 4 Radnor Corporate Center, Suite 350, Radnor, PA 19087, or by email at ir@certara.com.

Radnor, PA April 8, 2025	Daniel D. Corcoran Senior Vice President and General Counsel

2025 PROXY STATEMENT   |   73

CERTARA, INC. C/O BROADRIDGE P.O. BOX 1342BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore the Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 20, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.During the Meeting - Go to www.virtualshareholdermeeting.com/CERT2025You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 20, 2025. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V65823-P24705KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY CERTARA, INC.For WithholdFor AllTo withhold authority to vote for any individualAllAllExceptnominee(s), mark "For All Except" and write theThe Board of Directors recommends you vote FOR all thenumber(s) of the nominee(s) on the line below.nominees listed:!!!1.To elect the four Class II directors named in our ProxyStatement to hold office until the 2028 Annual Meetingof Stockholders and until their respective successors havebeen duly elected and qualified.Nominees:01)Eran Broshy02)Cynthia Collins03)John Reynders04)Matthew WalshThe Board of Directors recommends you vote FOR the following proposals:2.Ratification of the selection of RSM US LLP as our independent registered public accounting firm for 2025. 3.A non-binding advisory vote to approve the compensation of our named executive officers for the most recently completed fiscal year. For Against Abstain! ! !! ! ! NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.YesNoHOUSEHOLDING ELECTION - Please indicate if you consent!!Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,to receive certain future investor communications in a singleadministrator, or other fiduciary, please give full title as such. Joint owners should eachpackage per household.sign personally. All holders must sign. If a corporation or partnership, please sign in fullcorporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V65824-P24705

CERTARA, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
MAY 21, 2025

The undersigned hereby appoints James E. Cashman III, William F. Feehery, and Daniel D. Corcoran, or any one of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Certara, Inc. that the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Eastern Time on Wednesday, May 21, 2025, at www.virtualshareholdermeeting.com/CERT2025, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

CERTARA, INC. C/O BROADRIDGE P.O. BOX 1342BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore the Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 20, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.During the Meeting - Go to www.virtualshareholdermeeting.com/CERT2025You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 20, 2025. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V65823-P24705KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY CERTARA, INC.For WithholdFor AllTo withhold authority to vote for any individualAllAllExceptnominee(s), mark "For All Except" and write theThe Board of Directors recommends you vote FOR all thenumber(s) of the nominee(s) on the line below.nominees listed:!!!1.To elect the four Class II directors named in our ProxyStatement to hold office until the 2028 Annual Meetingof Stockholders and until their respective successors havebeen duly elected and qualified.Nominees:01)Eran Broshy02)Cynthia Collins03)John Reynders04)Matthew WalshThe Board of Directors recommends you vote FOR the following proposals:2.Ratification of the selection of RSM US LLP as our independent registered public accounting firm for 2025. 3.A non-binding advisory vote to approve the compensation of our named executive officers for the most recently completed fiscal year. For Against Abstain! ! !! ! ! NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.YesNoHOUSEHOLDING ELECTION - Please indicate if you consent!!Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,to receive certain future investor communications in a singleadministrator, or other fiduciary, please give full title as such. Joint owners should eachpackage per household.sign personally. All holders must sign. If a corporation or partnership, please sign in fullcorporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date